EXHIBIT 10.1
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS AMENDED AND RESTATED CREDIT AGREEMENT (as amended, modified, supplemented, renewed or restated from time to time, the “Agreement”) is made as of July 25, 2006, by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (“Borrower”), the financial institutions listed on the signature pages hereof and each other financial institution that may hereafter become a party hereto in accordance with the provisions hereof (collectively the “Lenders” and individually a “Lender”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), in its capacity as Agent for the Lenders and Issuer (in such capacity, the “Agent”).
RECITAL
     Borrower, the Agent and other lenders entered into a Credit Agreement dated March 31, 1998 (as amended, the “Prior Agreement”). Borrower has requested that the Prior Agreement be amended and restated to provided for additional loans, advances, extensions of credit and/or other financial accommodations, and the Lenders are willing to do so on the following terms and conditions.
     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of Borrower by the Agent and the Lenders, Borrower, the Agent and the Lenders agree as follows:
     1 DEFINITIONS.
     1.1 General Definitions. When used herein, the following capitalized terms shall have the meanings indicated, whether used in the singular or the plural:
     “Adjusted Borrowing Base Limit I” shall mean, at any time, (a) prior to any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount plus the lesser of (A) the positive difference, if any, of the Borrowing Base minus the total amount of the Line of Credit Loan Commitment, or (B) $25,000,000, or (b) after any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount.
     “Adjusted Borrowing Base Limit II” shall mean, at any time, (a) prior to any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount plus the lesser of (A) the positive difference, if any, of the Borrowing Base minus the total amount of the Line of Credit Loan Commitment, or (B) $10,000,000, or (b) after any increase of the total amount of the

Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount.
     “Adjusted Borrowing Base Limit III” shall mean, at any time, (a) prior to any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount plus the lesser of (A) the positive difference, if any, of the Borrowing Base minus the total amount of the Line of Credit Loan Commitment, or (B) $20,000,000, or (b) after any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount.
     “Affiliate” shall mean any Person: (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Borrower; (b) that directly or beneficially owns or holds ten percent (10%) or more of any class of the voting equity interest of Borrower; (c) ten percent (10%) or more of the voting equity interest of which is owned directly or beneficially or held by Borrower; or (d) that is a director or officer of Borrower.
     “Agent” has the meaning set forth in the introduction and shall include any successor to the Agent that has been appointed in accordance with Section 7.11.
     “Agent’s Letter” shall mean the letter agreement between Borrower and the Agent of substantially even date with this Agreement.
     “Anniversary Date” shall mean July 25, 2007 and each July 25 thereafter.
     “Applicable Margin” shall mean with respect to Swing Line Loans or Line of Credit Advances that are Prime Rate Loans or LIBOR Rate Loans, or with respect to Non-Use Fees and Letter of Credit Fees the rates per annum set forth below for the then applicable Financial Performance Level:

		Swing Line Loans,
		LIBOR Rate Loans
Financial		and Letter of
Performance Level	Prime Rate Loans	Credit Fees	Non-Use Fees
Level 1	1.50%	3.25%	0.25%
Level 2	1.00%	2.75%	0.25%
Level 3	0.50%	2.25%	0.20%
Level 4	0.000%	1.75%	0.20%
Level 5	0.000%	1.25%	0.15%

     The initial Financial Performance Level shall be Level 3. The Agent will review Borrower’s financial performance as of each fiscal quarter end, beginning with the fiscal quarter end in June of 2006, after its receipt of Borrower’s financial statements and Compliance Certificate as of the end of such fiscal quarter, and will confirm Borrower’s determination as to Borrower’s Financial Performance Level based on such fiscal quarter. As so confirmed by the Agent, Borrower’s Financial Performance Level will determine the Applicable Margin effective for Prime Rate Loans and LIBOR Rate Loans, and with respect to Letter of Credit Fees and Non-Use Fees for the three month period beginning on the fifteenth day of the second month following the end of such fiscal quarter. If the Agent does not receive such quarter end statements on or before the date they are due in accordance with Section 5.1, Borrower’s Financial Performance Level shall be deemed to be Level 1 beginning with the fifteenth day of the second month following the end of such fiscal quarter and shall remain at Level 1 until the 15th Business Day after such financial statements are received by the Agent and a determination by the Agent that a different Financial Level shall apply during the remainder of the three month period.
     “Available Amount ” shall mean, at any time, an amount equal to (a) the Line of Credit Loan Commitments minus (b) the sum of (i) the aggregate principal amount of the Line of Credit Loan Liabilities, and (ii) the aggregate amount of the LC Obligations.
     “Bainbridge Bonds” shall mean the bonds now or hereafter issued pursuant to the Bainbridge Indenture.
     “Bainbridge Bond Documents” shall mean all agreements, instruments and documents as now in effect and executed or delivered in connection with the Bainbridge Indenture, and as the same may be amended, replaced, restated and/or supplemented from time to time hereafter, including without limitation, the Bainbridge Loan Agreement.
     “Bainbridge Indenture” shall mean that certain Trust Indenture dated as of June 1, 1987 between the Decatur County — Bainbridge Industrial Development Authority and Trust Company Bank, as now in effect and as the same may be amended, replaced, restated and/or supplemented from time to time hereafter.
     “Bainbridge Letter” shall mean the Letter issued by LaSalle Bank National Association now in existence or hereafter issued pursuant to this Agreement for the purpose of securing the payment of principal or interest on the Bainbridge Bonds.
     “Bainbridge Loan Agreement” shall mean that certain Loan Agreement dated as of June 1, 1987, between the Decatur County — Bainbridge Industrial Development Authority and Borrower, as now in effect and as the same may be amended, replaced, restated and/or supplemented hereafter.

     “Bainbridge Loan Documents” shall mean all agreements, instruments and documents executed or delivered in connection with the Bainbridge Loan Agreement, as now in existence and as the same may be amended, replaced, restated and/or supplemented from time to time.
     “Borrowing Base” shall mean an amount determined and computed as follows:
The sum of:
100% of Immediately Available Funds in Cash Collateral Accounts;
85% of Eligible Accounts consisting of Accounts other than Foreign Accounts and other than Accounts from the sale of peanut seed to growers;
75% of Eligible Accounts consisting of Foreign Accounts;
75% of Eligible Accounts consisting of Accounts from the sale of peanut seed to growers not to exceed $3,000,000 in aggregate on a gross basis;
70% of Eligible Inventory, valued at the lower of cost or market; and
The lesser of (a) 75% of the appraised net orderly liquidation value of Equipment covered by the Security Agreement plus 50% of the appraised fair market value of the real property covered by the Mortgage, and (b) 100% of the Obligations outstanding under the Note Purchase Agreement;
Minus:
100% of all Producer Payables, including related outstanding checks; and
100% of the Obligations outstanding under the Note Purchase Agreement.
     “Borrowing Base Certificate” shall mean a certificate in form and substance reasonably acceptable to the Agent, signed by an officer of Borrower, setting forth the amount of Borrower’s Borrowing Base.
     “Borrowing Base Limit” shall mean, at any time, an amount equal to (a) the Borrowing Base minus (b) the sum of (i) the aggregate principal amount of the Line of Credit Loan Liabilities, and (ii) the aggregate amount of the LC Obligations.
     “Business Day” shall mean any day of the year on which commercial banks in New York, New York are not required or authorized to close, provided, however, that when used in the definition of LIBOR Rate or Interest Period, or when otherwise used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term “Business Day” shall also exclude any day on which banks in London, England are not open for dealings in deposits of Dollars in the London interbank market.
     “Cash Against Document Sales” shall mean sales by Borrower of Inventory in transit to an Account Debtor located outside of the United States or Canada, but in a country listed on Exhibit 1A (which may be amended from time to time in the reasonable determination of the Agent to either add or delete countries form the list), covered by Documents held or constructively held by Borrower, wherein the Documents shall not be delivered or released until the related Foreign Account has been paid in full in Immediately Available Funds in a deposit account of Borrower in the United States.
     “Cash Collateral Accounts” shall mean Deposit Accounts that have been blocked from any use except for application of funds to the Obligations.
     “Closing Date” shall mean the date of this Agreement.
     “Commitment” shall mean, as to any Lender, such Lender’s Line of Credit Loan Commitment and the Agent’s commitment to cause the Issuance of Letters under the Line of Credit, and “Commitments” shall mean collectively, such Commitments for all the Lenders and the Agent.
     “Daily Reset LIBOR Rate” shall mean, an annual rate equal to the one-month LIBOR rate quoted by Bank from Telerate Page 3750 or any successor thereto, which shall be that one-month LIBOR rate in effect and reset each Business Day, adjusted for any reserve requirement and any subsequent costs arising from a change in any Governmental Requirement.
     “Default” shall mean the occurrence or existence of: (a) an event which, through the passage of time or the service of notice or both, would (assuming no action is taken by Borrower or any other Person to cure the same) mature into a Matured Default; or (b) an event which requires neither the passage of time nor the service of notice to mature into a Matured Default.
     “Dollars” and “$” shall mean lawful currency of the United States of America.
     “EBITDA” shall mean, for the then preceding four fiscal quarters, the net income of Borrower before provision for income taxes, interest expense (including without limitation, implicit interest expense on capitalized leases and including the percentage fees assessed under the Note Purchase Agreement, regardless of how the charge is accounted for per GAAP), depreciation, amortization and other non-cash expenses or charges (including (i) any non-cash charges associated with FAS 142 adjustments, and (ii) any one-time slotting fees or distribution allowances), excluding (to the extent otherwise included): (a) non-operating gains (including without limitation, extraordinary or nonrecurring gains, gains from discontinuance of operations and gains arising from the sale of assets other than Inventory or property, plant and equipment) during the applicable period; and (b) similar non-operating losses, costs and expenses during such period (including without limitation fees and expenses associated with this Agreement and the corresponding amendment to the Note Purchase Agreement). To the extent not included in net income, proceeds from business interruption insurance shall be added in the calculation of EBITDA.
     “Eligible Accounts” shall mean, Accounts that the Agent shall have reasonably determined to be eligible for inclusion in the Borrowing Base at any particular time. Without limiting the Agent’s right to reasonably determine that Accounts do not constitute Eligible Accounts, the following Accounts shall not be Eligible Accounts: (a) all Accounts which are at that time unpaid for a period exceeding ninety (90) days after the original invoice due date of the original invoice related thereto; (b) all Accounts owing by an Account Debtor if more than twenty percent (20%) of the Accounts owing by such Account Debtor are at that time unpaid for a period exceeding that set forth in the preceding subsection; (c) those Accounts, except Accounts owing from the Account Debtors listed on Exhibit 1A, of an Account Debtor, the aggregate face amount of which is in excess of ten percent (10%) of the aggregate face amount of all other Eligible Accounts of all other Account Debtors; (d) those Accounts owing from the United States or any department, agency or instrumentality thereof unless Borrower shall have complied with the Assignment of Claims Act to the reasonable satisfaction of the Agent; (e) Accounts which arise out of transactions with Affiliates; (f) Foreign Accounts, unless such Accounts (i) are covered by a letter of credit issued or confirmed by a bank acceptable to the Agent, (ii) are covered by foreign credit insurance acceptable to the Agent; or (iii) arise from Cash Against Document Sales; (g) Accounts which are or may be subject to rights of setoff or counterclaim by the Account Debtor (to the extent of the amount of such setoff or counterclaim); (h) Accounts in which the Collateral Agent does not, for any reason, have a first priority perfected security interest; and (i) Accounts which in the Agent’s reasonable determination may be subject to liens or conflicting claims of ownership, whether such liens or conflicting claims are asserted or could be asserted by any Person, except for encumbrances permitted by Section 6.1.
     “Eligible Inventory” shall mean, Inventory that the Agent shall have reasonably determined to be eligible for inclusion in the Borrowing Base at any particular time. Without limiting the Agent’s right to reasonably determine that Inventory does not constitute Eligible Inventory, the following Inventory shall not be Eligible Inventory: (a) Inventory reasonably determined by the Agent to be out-of-condition or otherwise unmerchantable, including, without limitation, Inventory deemed to be out-of-condition or otherwise unmerchantable by the United States Department of Agriculture, any state’s Department of Agriculture, or any other Governmental Authority having regulatory authority over Borrower or any of Borrower’s assets or activities; (b) Inventory for which a prepayment has been received; (c) Inventory with a gross value in excess of $3,000,000 in the aggregate or in excess of $300,000 at any one location, in the possession of third parties, unless it is (i) Inventory for which the Agent has received a bailee letter satisfactory to the Agent, executed by such third party, or (ii) covered by warehouse receipts or bills of lading issued by either: (A) a warehouseman licensed and bonded by the United States Department of Agriculture or any state’s Department of Agriculture, or (B) a recognized carrier having an office in the United States and in a financial condition reasonably acceptable to the Agent; (d) Inventory in which the Collateral Agent does not, for any reason, have a first priority perfected security interest; and (e) Inventory which in the Agent’s reasonable determination may be subject to liens or conflicting claims of ownership, whether such liens or conflicting claims are asserted or could be asserted by any Person, (except with regard to Producer Payables deducted in accordance with the Borrowing Base computation and except for encumbrances otherwise permitted by Section 6.1).
     “Excess Sale Proceeds” shall mean, during any period of determination, Borrower’s proceeds from the sale of assets (other than (i) the sale of Inventory in the ordinary course of business, (ii) the sale of worn out or obsolete equipment at salvage value, and (iii) dispositions of property as described as part of the Project), which are not used by Borrower for the replacement of the assets sold, in excess of $1,000,000 in the aggregate in any fiscal year of Borrower.
     “Farm Products” shall mean all personal property of Borrower used or for use in farming or livestock operations, including without limitation, seed and harvested or un-harvested crops of all types and descriptions, whether annual or perennial and including trees, vines and the crops growing thereon, native grass, grain, feed, feed additives, feed ingredients, feed supplements, fertilizer, hay, silage, supplies (including without limitation, chemicals, veterinary supplies and related Goods), livestock of all types and descriptions (including without limitation, the offspring of such livestock and livestock in gestation) and any other “farm products” (as defined in the Code).
     “Financial Performance Level” shall mean the applicable level of Borrower’s financial performance determined in accordance with the table set forth below.

Financial
Performance
Level	Adjusted Borrowing Base Limit I
Level 1	Less than or equal to $20,000,000
Level 2	Less than or equal to $40,000,000 but greater than $20,000,000
Level 3	Less than or equal to $60,000,000 but greater than $40,000,000
Level 4	Less than or equal to $80,000,000 but greater than $60,000,000
Level 5	Greater than $80,000,000
     “Financing Agreements” shall mean all agreements, instruments and documents, including without limitation, this Agreement and all security agreements (including but not limited to the Security Agreement), loan agreements, notes, letter of credit applications, letters of credit, guarantees, mortgages and deeds of trust (including but not limited to the Mortgage), subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written matter at any time executed by, on behalf of or for the benefit of Borrower and delivered to the Agent, together with all amendments and all agreements and documents referred to therein or contemplated thereby and all Bank Products Agreements. Without limitation, the Financing Agreements shall include the Bainbridge Loan Documents and the Intercreditor Agreement.
     “Fixed Charge Coverage Ratio” shall mean, for the then preceding four fiscal quarters, the ratio of Borrower’s: (a) (i) EBITDA during such period, minus (ii) the amount of cash income taxes paid during such period, minus (iii) the amount of cash dividends or distributions paid and the amount paid to redeem capital stock or other equity interests during such period, minus (iv) the lesser of (A) capital expenditures during such period or (B) depreciation expense during such period, plus (v) the amount of rent and other lease expense under operating leases and Synthetic Leases during such period; divided by (b) (i) the amount of principal paid (or due to be paid if not paid on or before the original due date) by Borrower during such period with respect to long term debt (including capitalized leases), excluding payments that were due and counted as of their original due date, plus (ii) the amount of cash interest paid by Borrower during such period (including without limitation, implicit interest expense on capitalized leases), plus (iii) the amount of rent and other lease payments under operating leases and Synthetic Leases paid during such period.
     “Foreign Accounts” shall mean Accounts of an Account Debtor located outside of the United States or Canada.
     “GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.
     “Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation, any arbitration panel, any court, any commission, any agency or any instrumentality of the foregoing.
     “Governmental Requirement” shall mean any material law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them (including any of the foregoing that relate to environmental standards or controls and occupational safety and health standards or controls).
     “Highest Lawful Rate” means, with respect to each Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received with respect to the Notes or on other amounts, if any, payable to such Lender pursuant to this Agreement or any other Financing Agreement, under laws applicable to such Lender which are presently in effect, or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.
     “Immediately Available Funds” shall mean funds with good value on the day and in the city in which payment is received.
     “Interest Period” shall mean: (a) with respect to LIBOR Rate Loans, the period of time for which the LIBOR Rate shall be in effect as to any LIBOR Rate Loan and which shall be a seven or fourteen day, or one, two, three, six, nine or twelve month period of time, commencing with the borrowing date of the LIBOR Rate Loan or the expiration date of the immediately preceding Interest Period, as the case may be, applicable to and ending on the effective date of any rate change or rate continuation made as provided in Section 2.2 as Borrower may specify in the notice of borrowing delivered pursuant to Section 2.2 or the notice of interest conversion or continuation delivered pursuant to Section 2.2; provided however, (b) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) no Interest Period shall extend beyond the Maturity Date; and (d) there shall be no more than ten (10) Interest Periods for LIBOR Rate Loans at any one time.
     “Inventory” shall mean any and all Goods which shall at any time constitute “inventory” (as defined in the Code) or Farm Products of Borrower, wherever located (including without limitation, Goods in transit and Goods in the possession of third parties), or which from time to time are held for sale, lease or consumption in Borrower’s business, furnished under any contract of service or held as raw materials, work in process, finished inventory or supplies (including without limitation, packaging and/or shipping materials).
     “IRC” shall mean the Internal Revenue Code of 1986, as amended, as at any time in effect, together with all regulations and rulings thereof or thereunder issued by the Internal Revenue Service.
     “Issue”, “Issued”, “Issues” and “Issuance” shall mean, as the context requires, with respect to a Letter, the issuance, extension or other amendment of a Letter pursuant to this Agreement or the Prior Agreement.
     “Issuer” shall mean, with respect to a Letter, any party that Issues such Letter pursuant to this Agreement.
     “LC Obligations” shall mean, at any time, an amount equal to the aggregate undrawn and unexpired amount of the outstanding Letters.
     “Letter” or “Letters” shall mean a documentary or standby letter of credit, issued or outstanding under the Prior Agreement (including but not limited to the Bainbridge Letter) or Issued for the account of Borrower pursuant to Section 2.1.3, or all of such letters of credit, respectively.
     “Liabilities” shall mean any and all liabilities, obligations and indebtedness of Borrower to any Lender or Issuer of any and every kind and nature, at any time owing, arising, due or payable and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise (including without limitation LC Obligations, Bank Products Obligations, fees, charges and obligations of performance) and whether arising or existing under this Agreement or any of the other Financing Agreements or by operation of law.

     “LIBOR Rate” shall mean, with respect to each day during each Interest Period applicable to a LIBOR Rate Advance, the seven or fourteen day, or one, two, three, six, nine or twelve month LIBOR rate quoted by the Agent from Telerate Page 3750 or any successor thereto (which shall be the LIBOR rate in effect two Business Days prior to the LIBOR Rate Loan) rounded up to the nearest one sixteenth of one percent.
     “LIBOR Rate Loan” shall mean any Loan that bears interest at the LIBOR Rate plus the Applicable Margin.
     “Line of Credit Loan Commitment” shall mean as to any Lender, such Lender’s Pro Rata Percentage of One Hundred Million Dollars $100,000,000, as set forth opposite such Lender’s name under the heading “Loan Commitments” on Schedule A, subject to Assignment and Acceptance in accordance with Section 8.22, as such amount may be reduced or terminated from time to time pursuant to Sections 2.3, 2.8 or 7.1 and as such amount may be increased from time to time pursuant to Section 8.30(b); and “Line of Credit Loan Commitments” shall mean collectively, the Line of Credit Loan Commitments for all the Lenders.
     “Line of Credit Loan Liabilities” shall mean all of the Liabilities other than: (a) the LC Obligations; and (b) Bank Products Obligations.
     “Margin Accounts” shall mean, collectively, all Commodity Accounts and all Commodity Contracts.
     “Matured Default” shall mean the occurrence or existence of any one or more of the following events: (a) Borrower fails to pay any principal pursuant to any of the Financing Agreements (other than the Bank Products Agreements) at the time such principal becomes due or is declared due or Borrower fails to pay any interest pursuant to any of the Financing Agreements (other than the Bank Products Agreements) on or before five (5) Business Days after such interest becomes due or is declared due; (b) Borrower fails to pay any of the Liabilities (other than the Liabilities referred to in (a) above) on or before ten (10) Business Days after such Liabilities become due or are declared due; (c) Borrower fails or neglects to perform, keep or observe any of the covenants, conditions, promises or agreements contained in Sections 6.1, 6.2 or 6.4; (d) Borrower fails or neglects to perform, keep or observe any of the covenants, conditions, promises or agreements contained in this Agreement or in any of the other Financing Agreements (other than those covenants, conditions, promises and agreements referred to or covered in (a), (b), and (c) above and other than the covenants set forth in Section 5.6), and such failure or neglect continues for more than thirty (30) days after the earlier of the date the Agent gives Borrower written notice thereof or the date Borrower first learns of such failure or neglect, provided, however, that such grace period shall not apply, and a Matured Default shall be deemed to have occurred and to exist immediately if such failure or neglect may not, in the Agent’s reasonable determination, be cured by Borrower during such thirty (30) day grace period; (e) the Available Amount or the Borrowing Base Limit, as calculated in accordance with the definitions thereof, result in a negative amount; (f) any warranty or representation set forth herein or at any time made by or on behalf of Borrower in connection with this Agreement or any of the other Financing Agreements is untrue or incorrect in any material respect, or any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time by or on behalf of Borrower to the Agent or any other Lender is untrue or incorrect in any material respect on the date as of which the facts set forth therein are stated or certified; (g) a judgment in excess of $1,000,000 is rendered against Borrower and such judgment remains unsatisfied or un-discharged and in effect for thirty (30) consecutive days without a stay of enforcement or execution, provided, however, that this clause (g) shall not apply to any judgment to the extent Borrower is insured and with respect to which the insurer has admitted liability in writing for such judgment; (h) all or any part of the assets of Borrower or any guarantor of any of the Liabilities come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (i) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed against Borrower or any guarantor of any of the Liabilities and such proceeding is not dismissed within sixty (60) days of the date of its filing, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by Borrower or any guarantor of any of the Liabilities, or Borrower or any guarantor of any of the Liabilities makes an assignment for the benefit of creditors; (j) Borrower or any guarantor of any of the Liabilities voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated or dies; (k) Borrower is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency or by the termination or expiration of any permit or license, from conducting all or any material part of Borrower’s business affairs; (l) Borrower or any guarantor of any of the Liabilities fails to make any payment due or otherwise defaults on any other obligation for borrowed money in excess of $1,000,000 (including but not limited to the Bainbridge Indenture) and the effect of such failure or default is to cause or permit the holder of such obligation or a trustee to cause such obligation to become due prior to its date of maturity; (m) any guarantor of any of the Liabilities asserts the invalidity of their guaranty, purports to terminate their guaranty or purports to limit the application thereof to then existing Liabilities; (n) the Agent makes an expenditure under Section 8.3 and Borrower fails to reimburse the Agent for such an expenditure in accordance with Section 8.3; (o) Borrower fails or neglects to perform, keep or observe any of the covenants, conditions, promises or agreements contained in Section 5.6 of this Agreement, and such failure or neglect continues for more than thirty (30) days after such failure or neglect first occurs, provided however, that such grace period shall not apply, and a Matured Default shall be deemed to have occurred and to exist immediately if such failure or neglect may not, in the Agent’s reasonable determination, be cured by Borrower during such thirty (30) day grace period.
     “Maturity Date” shall mean, as applicable, the earlier of: (a) the Termination Date; or (b) the earlier date of termination in whole of the Commitments pursuant to Sections 2.3, 2.8 or 7.1.
     “Mortgage” shall mean collectively Borrower’s mortgage and deed of trust referred to in the Security Agreement.

     “Note” or “Notes” shall mean any one of the Line of Credit Notes or all of the Line of Credit Notes, respectively.
     “Note Purchase Agreement” shall mean the JOHN B. SANFILIPPO & SON, INC., $65,000,000, 4.67% Senior Notes due December 1, 2014, Note Purchase Agreement, Dated December 16, 2004 (as amended, supplemented, restated or otherwise modified and in effect from time to time).
     “Owner” shall mean any Person who is a holder of Borrower’s capital stock.
     “Person” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).
     “Prime Rate” shall mean the prime rate announced by the Agent from time to time, which is a base rate that the Agent from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans which make reference thereto. The Prime Rate is not necessarily the lowest rate offered by the Agent. With respect to Prime Rate Loans, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced by the Agent.
     “Prime Rate Loan” shall mean any Loan that bears interest at the Prime Rate plus the Applicable Margin.
     “Project” shall mean the series of transactions whereby Borrower:
     (a) has purchased or will purchase one or more separate parcels of property in Elgin, Illinois, including the site located at 750 South State Street, Elgin, Illinois (the “Original Elgin Site”) and the site located at 1707 Randall Road, Elgin, Illinois (the “Alternate Elgin Site”) (the “Property Purchases”);
     (b) with respect to the Original Elgin Site (whether or not such site is purchased by Borrower), (w) has previously advanced approximately four million dollars ($4,000,000) to the City of Elgin, Illinois (or the applicable instrumentality thereof, the “City”) to facilitate its purchase of such site from the State of Illinois, (x) has incured and/or advanced or will incur and/or advance up to an additional $8,000,000 in capital expenditures for the environmental remediation of site, demolition and removal of buildings on such site, and preparation of such site for development (the amounts described in clause (w) and clause (x) being evidenced by non-recourse notes made by the City of Elgin, Illinois or other instrumentality thereof payable to Borrowers solely out of sales proceeds of the Original Elgin Site), (y) has developed or may develop the Original Elgin Site for resale or its own operations and (z) has sold or may sell such site prior to or after such development, as in each case, Borrower in its reasonable judgment may determine appropriate (collectively, the “Original Site Plan”);
     (c) with regard to the Alternate Elgin Site, (y) has constructed or may construct additions to the buildings, expand the existing facilities and upgrade parts of the existing facility at the Alternate Elgin Site (collectively, the “Build Out”) and (z) has operated or may operate for lease and lease portions of office facilities located on the Alternate Elgin Site to third parties (including leasing office space to the seller of the Alternate Elgin Site);
     (d) has obtained or will obtain up to $65,000,000 of new unsecured term financing to finance the Property Purchase, the Build Out, the Original Site Plan and to equip new operating facilities as described above;
     (e) has sold and leased back or may sell and lease back (on an operating lease basis) all or a portion of its existing facilities located at 3001 Malmo Drive, Arlington Heights, Illinois, 2299 Busse Road, Chicago and 1851 Arthur Avenue, Chicago, Illinois and has restructured or may restructure its certain capital lease of the aforementioned Busse Road location as an operating lease, and in connection with such sales has prepaid or may prepay the mortgage debt secured by these facilities and, in the case of the prepayment of the mortgage debt on the aforementioned Malmo Drive facility, has paid or may pay any prepayment penalties owing under and pursuant to the documents evidencing such debt (collectively, the “Sale and Leaseback Arrangements”). Furthermore, Borrower has terminated or may terminate the capital lease of the facility located at 300 East Touhy Avenue, Des Plaines, Illinois;
     (f) in connection with the rationalization of its operations, has sold or otherwise disposed of or may sell or otherwise dispose of equipment and assets that are redundant, no longer necessary or no longer usable in its business or which have otherwise become obsolete; and
     (g) has acquired, refurbished, constructed and/or renovated or will acquire, refurbish, construct and/or renovate equipment, assets and facilities at the Original Elgin Site and the Alternate Elgin Site in connection with the development and operation of such locations
     “Property” shall mean those premises owned or operated by Borrower.
     “Pro Rata Percentage” shall mean with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender’s Line of Credit Loan Commitment, and the denominator of which shall be the aggregate amount of all the Line of Credit Loan Commitments of the Lenders, respectively, as adjusted from time to time in accordance with Section 8.22, which percentages shall be applicable even in the event that the commitments of the Lenders to make Advances have been suspended or terminated in accordance with the terms of this Agreement.
     “Required Lenders” shall mean, at any time Lenders holding in the aggregate at least fifty one percent (51%) of the aggregate amount of all of the Lenders’ Commitments, which percentage shall be applicable even in the event that the commitments of the Lenders to make Advances have been suspended or terminated in accordance with the terms of this Agreement.
     “Security Agreement” shall mean, the Security Agreement of even date with this Agreement (as amended, modified, supplemented, renewed or restated from time to time), by and among Borrower and U.S. Bank, in its capacity as agent for itself, as Agent under this Agreement, and for the holders of the notes from time to time outstanding under the Note Purchase Agreement.
     “Swing Line Loan” shall mean any Loan made under the Swing Line.
     “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP.
     “Type” shall mean, with respect to any Loan, whether such Loan is a Prime Rate Loan or a LIBOR Rate Loan.
     “Working Capital” shall mean as of any particular date, Borrower’s combined current assets, less Borrower’s combined current liabilities determined in accordance with GAAP, provided, however (a) temporary long-term debt reclassifications as current liabilities (including during a Sharing Period) shall not be included as current liabilities, and (b) the aggregate amount of Loans outstanding shall be included as current liabilities regardless of their maturity.
     1.2 Index to Other Definitions. When used herein, the following capitalized terms shall have the meanings given in the indicated portions of this Agreement, the Security Agreement or the Intercreditor Agreement:

Term	Location
Accounts	Security Agreement
Account Debtor	Security Agreement
Advance, Advances	Section 2.1.4
Agreement	introduction
Application	Section 2.1.3
Assignee	Section 8.22
Assignment and Acceptance	Section 8.22
Bank Products Agreements	Security Agreement
Bank Products Obligations	Security Agreement

Term	Location
Beneficiary	Section 2.1.3
Benefit Plans	Section 4.16
Borrower	introduction
Code	Section 1.4
Collateral Agent	Intercreditor Agreement
Compliance Certificate	Section 5.1
Default Rate	Section 2.2
Deposit Accounts	Security Agreement
Environmental Laws	Section 4.8
Equalization Transfer	Section 2.1.4
Equipment	Security Agreement
ERISA	Section 4.16
Excess	Section 8.23
Intercreditor Agreement	Security Agreement
ISP98	Section 2.1.3
Lenders	introduction
Letter of Credit Fee	Section 2.5
Line of Credit	Section 2.1.2
Line of Credit Advances Line of Credit Notes	Section 2.1.2 Section 2.1.2
Loan Account	Section 2.6
Loan, Loans	Section 2.1.4
Non-Use Fee	Section 2.5
Note Purchase Agreement	Security Agreement
Obligations	Security Agreement
Producer Payables	Security Agreement
Project Related Capital Expenditures	Section 6.7
Purchasing Lender	Section 2.1.4
Replacement Candidate	Section 8.31
Secured Parties	Security Agreement
Securities Act	Section 8.32
Selling Lender	Section 2.1.4
Sharing Period	Intercreditor Agreement
Swing Line	Section 2.1.1
Swing Line Advances	Section 2.1.1
Taxes	Section 8.21
Termination Date	Section 2.1.1
UCP	Section 2.1.3
     1.3 Accounting Terms. Any accounting terms used in this Agreement which are not specifically defined in this Agreement shall have the meanings customarily given them in accordance with GAAP, as consistently applied as of the date of this Agreement.

     1.4 Others Defined in Colorado Uniform Commercial Code. All other terms contained in this Agreement (which are not specifically defined in this Agreement) shall have the meanings set forth in the Uniform Commercial Code of Colorado (“Code”) to the extent the same are used or defined therein, specifically including, but not limited to the following: Chattel Paper, Commodity Accounts, Commodity Contracts, Goods and Instruments.
     2 LOANS, LETTERS OF CREDIT AND FEES.
     2.1 Loans and Letters of Credit. Subject to all of the terms and conditions contained in this Agreement, the Agent and the Lenders severally and not jointly agree to make the following extensions of credit to or for the benefit of Borrower:
     2.1.1 Swing Line. The Agent agrees to make advances (“Swing Line Advances”) to Borrower from time to time on any one or more Business Days from and after the date of this Agreement, upon Borrower’s written (including facsimile) notice given by Borrower to the Agent not later than 11:00 a.m. (Denver Time) on the Business Day of any proposed Advance, through and including the earlier of the Maturity Date or July 25, 2009 (“Termination Date”), in amounts up to the lesser of: (a) Twenty Million Dollars ($20,000,000) minus the outstanding Swing Line Advances; (b) the Available Amount or (c) the then current Borrowing Base Limit (“Swing Line”). The Swing Line Advances shall be evidenced by and repayable in accordance with the terms of Borrower’s Line of Credit Note to the Agent. The Agent, upon the written approval of the Required Lenders, may elect to make Swing Line Advances to Borrower in excess of the dollar amount stated above (but not in excess of the Available Amount or the then current Borrowing Base Limit), and any such Swing Line Advances shall also be governed by the terms hereof.
     2.1.2 Line of Credit. Each Lender severally agrees to make advances (“Line of Credit Advances”) to Borrower from time to time on any one or more Business Days from and after the date of this Agreement (through the Agent as set forth in Section 2.1.4), upon Borrower’s written (including facsimile) notice given by Borrower to the Agent not later than 11:00 a.m. (Denver Time) on the third Business Day prior to the date of any proposed LIBOR Rate Loan or upon Borrower’s written (including facsimile) notice given by Borrower to the Agent not later than 11:00 a.m. (local time of Agent) on the Business Day of any proposed Prime Rate Loan, up to an aggregate principal amount not exceeding each such Lender’s Pro Rata Percentage of the Available Amount on such Business Day through and including the earlier of the Termination Date or the Maturity Date, in aggregate amounts up to the lesser of the Available Amount or the then current Borrowing Base Limit (“Line of Credit”). The Line of Credit Advances shall be evidenced by and repayable in accordance with the terms of Borrower’s promissory notes to each of the Lenders (“Line of Credit Notes”), the form of which is attached as Exhibit 2A. The Lenders, acting unanimously, in their sole and absolute discretion and without any obligation to do so, may elect to make Line of Credit Advances to Borrower in excess of the amounts available pursuant to the terms of this Agreement, and any such Line of Credit Advances shall also be governed by the terms hereof. The Lenders, acting unanimously, shall also have the option, in their sole discretion and without any obligation to do so, to extend the Termination Date for the making of Swing Line Advances and Line of Credit Advances. In the event that the Lenders elect to extend such Termination Date, the Agent shall give notice to Borrower pursuant to Section 8.18.
     2.1.3 Letters of Credit.
     (a) The Agent further agrees to Issue or cause to be Issued by a Lender, Letters for Borrower’s account for any purpose acceptable to the Agent in its reasonable discretion (the Agent or such Lender thereby becoming an Issuer) in amounts up to the lesser of: (a) Twenty Million Dollars ($20,000,000) minus the then outstanding LC Obligations, (b) the Available Amount or (c) the then current Borrowing Base Limit, with an expiration date not later than one year after the Termination Date for the benefit of one or more beneficiaries to be named by Borrower (the “Beneficiary”, whether one or more), in form and substance reasonably acceptable to the Beneficiary. In order to effect the Issuance of each Letter, Borrower shall deliver to the Agent a letter of credit application (the “Application”) not later than 11:00 a.m. (Denver Time), five (5) Business Days prior to the proposed date of Issuance of the Letter. The Application shall be duly executed by a responsible officer of Borrower, shall be irrevocable and shall (i) specify the day on which such Letter is to be Issued (which shall be a Business Day), and (ii) be accompanied by a certificate executed by a responsible officer setting forth calculations evidencing availability for the Letter and stating that all conditions precedent to such Issuance have been satisfied. The Agent shall provide Borrower and each Lender with a copy of the Letter that has been Issued. Each Letter shall (i) provide for the payment of drafts presented for honor thereunder by the Beneficiary in accordance with the terms thereof, when such drafts are accompanied by the documents described in the Letter, if any, and (ii) to the extent not inconsistent with the express terms hereof or the applicable Application, be subject, as applicable, to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or the International Standby Practices (ISP 98—International Chamber Of Commerce Publication Number 590) (in each case, together with any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by Issuer, the “UCP” and the “ISP98”, respectively), and shall, as to matters not governed by the UCP or the ISP98, be governed by, and construed and interpreted in accordance with, the laws of the State in which Issuer resides.
     (b) Upon the Issuance date of each Letter, the Issuer shall be deemed, without further action by any party hereto, to have sold to each other Lender, and each other Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuer, a participation, to the extent of such Lender’s Pro Rata Percentage, in such Letter, the obligations thereunder and in the reimbursement obligations of Borrower due in respect of drawings made under such Letter. If requested by the relevant Issuer, the Agent, the other Lenders will execute any other documents reasonably requested by such Issuer to evidence the purchase of such participation.
     (c) If Issuer has received documents purporting to draw under a Letter that Issuer believes conform to the requirements of the Letter, or if Issuer has decided that it will comply with Borrower’s written or oral request of authorization to pay a drawing on any Letter that Issuer does not believe conforms to the requirements of the Letter, Issuer or the Agent will notify Borrower of that fact. An amount equal to the amount of such drawing shall be paid by a Swing Line Advance or Line of Credit Advances initiated by the Agent on the date such drawing is made. The obligation of Borrower to repay the Agent and the Lenders for any Advance made to fund such reimbursement, shall be absolute, unconditional and irrevocable, shall continue for so long as any LC Obligation is outstanding notwithstanding any termination of this Agreement, and shall be paid strictly in accordance with the terms of this Agreement, notwithstanding any of the following:
(i)	Any lack of validity or enforceability of any Letter or LC Obligation;

(ii)	The existence of any claim, setoff, defense or other right which Borrower may have or claim at any time against any Beneficiary, transferee or holder of any Letter (or any Person for whom any such Beneficiary, transferee or holder may be acting), Issuer or any other Person, whether in connection with a Letter, this Agreement, the transactions contemplated hereby, or any unrelated transaction; or

(iii)	Any statement or any other document presented under any Letter proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatever so long as such statement or document appeared to comply with the terms of the Letter.
     (d) None of Issuer, the Lenders or any of the officers, directors employees, agents or affiliates of any of them shall be liable or responsible for, and the obligations of Borrower to Issuer and the Lenders shall not be impaired by:
(i)	The use that may be made of any Letter or for any acts or omissions of any Beneficiary, transferee or holder thereof in connection therewith;

(ii)	The validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents or endorsements should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged so long as such statement or document appeared to comply with the terms of the Letter;

(iii)	The acceptance by Issuer of documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; or

(iv)	Any other action of Issuer in making or failing to make payment under any Letter if in good faith and in conformity with applicable U.S. or foreign laws, regulations or customs.

     (e) Notwithstanding the foregoing, Borrower shall have a claim against Issuer and the Agent, and Issuer and/or the Agent shall be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by Borrower which Borrower proves were caused by Issuer’s or the Agent’s willful misconduct or gross negligence in determining whether documents presented under any Letter comply with the terms thereof.
     (f) If any Letter is Issued and outstanding on the Maturity Date, Borrower shall, subject to the terms of the Intercreditor Agreement, deposit with the Collateral Agent, for the ratable benefit of the Secured Parties and Issuer, cash collateral in an amount equal to the LC Obligations relating to such Letter.
     2.1.4 Equalization Transfers.
     (a) The Swing Line Advances and the Line of Credit Advances (collectively “Advances” and individually, an “Advance”) shall also sometimes collectively be referred to in each case as a “Loan” and collectively the “Loans”. It is anticipated that on each Business Day Borrower may wish to borrow and repay Loans. To the extent possible, these Loans will be made by under the Swing Line. To minimize the number of transfers of funds to and from the Lenders resulting from such borrowings and repayments, the Agent may fund daily Loans for the accounts of the Lenders and apply daily repayments of Loans to the accounts of the Lenders, other than according to the Lenders’ Pro Rata Percentages (i.e., without receiving from the other Lenders their Pro Rata Percentage of a Loan on the date of disbursement thereof or without paying the other Lenders their Pro Rata Percentage of a repayment of a Loan on the date of payment thereof), provided however, that no such Loan shall be made and no repayment of a Loan shall be applied other than according to the Lenders’ Pro Rata Percentages, if: (i) at the time of such Loan or repayment the Agent has actual knowledge of a Matured Default, or (ii) after giving effect to the requested Loan or after applying the repayment, the absolute value of the amount that would have to be reallocated to make the Loans held according to the Lenders’ Pro Rata Percentages, would exceed $20,000,000; or (iii) after giving effect to the requested Loan, the Agent would hold at the end of any Business Day, Loans under the Swing Line and the Line of Credit exceeding its Line of Credit Loan Commitment plus $20,000,000.
     (b) At any time in the discretion of the Agent, if the outstanding Loans are not held according to the Lenders’ Pro Rata Percentages, by reason of Swing Line Advances by the Agent or otherwise, the Agent shall give notice to the Lenders of the amount of funds to be transferred from the Agent to the Lenders, or from the Lenders to the Agent, or from one Lender to another, as the case may be (each such transfer, an “Equalization Transfer”) required (giving effect to anticipated Swing Line Advances and to anticipated payments to be applied under the Swing Line) to cause the Loans to be held by the Lenders according to their Pro Rata Percentages. On the next Business Day following such notice the necessary Equalization Transfers shall be made in Immediately Available Funds not later than 11:00 a.m. (Denver Time); provided, however, Equalization Transfers necessary to avoid the event described in Section 2.1.4(a)(iii) shall be made on the same Business Day.

     (c) Except as provided in Section 2.1.4(d), any Equalization Transfer by the Lenders to the Agent shall be deemed to constitute Loans by such Lenders to Borrower and repayments by Borrower of Loans held by the Agent, and any Equalization Transfer by the Agent to the Lenders shall be deemed to constitute Loans by the Agent to Borrower and repayments of Loans held by the Lenders.
     (d) In the event that on the date on which any Equalization Transfer is required to be made pursuant to Section 2.1.4(b), a Matured Default of the type described in clause (i) of the definition thereof shall have occurred and be continuing, any Equalization Transfer by the Lenders to the Agent, and any Equalization Transfer by the Agent to the Lenders shall be deemed to constitute a purchase by the Lenders or the Agent, as the case may be, of a direct interest, in the amount of such Equalization Transfer, in outstanding Loans of the Lenders to Borrower, to the end that each of the Lenders shall have an interest therein equal to their respective Pro Rata Percentages as of the date of occurrence of such Matured Default.
     (e) At any time after any Lender (a “Selling Lender”) has received any Equalization Transfer that constitutes a purchase by any other Lender (a “Purchasing Lender”) of a direct interest in such Selling Lender’s Loans pursuant to Section 2.1.4(d), if such Selling Lender receives any payment on account of its Loans, such Selling Lender will distribute to such Purchasing Lender its proportionate share of such payment (appropriately adjusted in the case of interest payments, to reflect the period of time during which such Purchasing Lender’s direct interest was outstanding and funded); provided however, that in the event that such payment received by such Selling Lender is required to be returned, such Purchasing Lender will return to such Selling Lender any portion thereof previously distributed to it by such Selling Lender.
     (f) Each Lender’s obligation to make Equalization Transfers pursuant to Section 2.1.4(b) shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against the Agent or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or a Matured Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of Borrower or any other Person; (iv) any breach of this Agreement by Borrower or any other Lender, including without limitation, any other Lender’s failure to make any Equalization Transfer; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.
     (g) Payments of principal, interest, non-use fees, letter of credit fees and reimbursements by Borrower and Equalization Transfers between the Lenders, shall be made on the Closing Date: (i) to cause the payment in full of the Lenders under the Prior Agreement who are not Lenders under this Agreement (including the payment of all unpaid interest, non-use fees and letter of credit fees to the date of closing), (ii) to cause the payment of unpaid interest, non-use fees and letter of credit fees to the date of closing, to the Lenders under the Prior Agreement who are Lenders under this Agreement; and (iii) to cause the Loans to be held by the Lenders under this Agreement according to their respective Pro Rata Percentage (adjusted in the reasonable discretion of the Agent for anticipated Loans or repayments). Borrower acknowledges that, as a result of Equalization Transfers on the Closing Date pursuant to this Section 2.1.4(g), (i) that Loans or portions of Loans outstanding under the Prior Agreement as LIBOR Rate Loans may be converted to Prime Rate Loans; and (ii) that Borrower may have reimbursement obligations under Section 5.3 of the Prior Agreement.
     2.2 Payment of Principal and Interest; Default Rate. Except as otherwise provided in this Agreement the principal amount outstanding under the Line of Credit Notes shall be due and payable on the Maturity Date. Additional mandatory prepayments of the principal amount outstanding under the Line of Credit Notes shall be payable as follows: On or before the 10th Business Day after the receipt thereof, an amount equal to any Excess Sale Proceeds. Borrower shall be deemed to have given the notice described in Section 2.3(c) on the fifth Business Day prior to the date of any payment of Excess Sale Proceeds that the Line of Credit Loan Commitments are being reduced in the amount of the Excess Sale Proceeds and shall otherwise comply with the terms of Section 2.3 as applicable. Loans under the Swing Line shall be Swing Line Loans. Loans under the Line of Credit shall, at the option of Borrower, be Prime Rate Loans or LIBOR Rate Loans. Each request for LIBOR Rate Loans shall be in a minimum amount of $1,000,000 and an integral multiple of $100,000 and shall be subject to the restrictions set forth in the definition of Interest Period and the other restrictions set forth in this Section 2.2. Borrower shall pay interest on the unpaid principal amount of each Loan made by each Lender from the date of such Loan until such principal amount shall be paid in full, at the times and at the rates per annum set forth below:
     (a) So long as no Matured Default has occurred and is continuing, during such periods as such Loan is a Swing Line Loan, a rate per annum equal to the lesser of (i) the sum of the Daily Reset LIBOR Rate in effect from time to time, plus one fifth of one percent (0.20%), plus the Applicable Margin and (ii) the Highest Lawful Rate, payable monthly in arrears on the first day of each month commencing August 1, 2006, and on the Maturity Date, which interest shall be paid by an Agent initiated Advance pursuant to Section 2.1, without prior demand by the Agent.
     (b) So long as no Matured Default has occurred and is continuing, during such periods as such Loan is a Prime Rate Loan, a rate per annum equal to the lesser of (i) the sum of the Prime Rate in effect from time to time plus the Applicable Margin and (ii) the Highest Lawful Rate, payable monthly in arrears on the first day of each month commencing August 1, 2006, and on the Maturity Date, which interest shall be paid by an Agent initiated Advance pursuant to Section 2.1, without prior demand by the Agent.
     (c) So long as no Matured Default has occurred and is continuing, during such periods as such Loan is a LIBOR Rate Loan, a rate per annum during each day of each Interest Period for such Loan equal to the lesser of (i) the sum of the LIBOR Rate for such Interest Period for such Loan plus the Applicable Margin and (ii) the Highest Lawful Rate, payable in arrears on the last day of the Interest Period in respect of such LIBOR Rate Loan, and, if the Interest Period with respect to such LIBOR Rate Loan exceeds three months, the day which is three months, six months and nine months after the making of such LIBOR Rate Loan, as the case may be, which interest shall be paid by an Agent initiated Advance pursuant to Section 2.1, without prior demand by the Agent.
     (d) After the occurrence of a Matured Default and for so long as such Matured Default is continuing, the Agent shall (upon the direction of the Required Lenders) notify Borrower that any and all amounts due hereunder, under the Notes or under any other Financing Agreement, whether for principal, interest (to the extent permitted by applicable law), fees, expenses or otherwise, shall bear interest, from the date of such notice by the Agent and for so long as such Matured Default continues, payable on demand, at a rate per annum (the “Default Rate”) equal to the lesser of (i) (A) with respect to a Swing Line Loan, the sum of two percent (2.0%) per annum, plus the Daily Reset LIBOR Rate in effect from time to time, plus one fifth of one percent (0.20%), plus the Applicable Margin; (B) with respect to a Prime Rate Loan, the sum of two percent (2.0%) per annum plus the Prime Rate in effect from time to time plus the Applicable Margin; or (C) with respect to a LIBOR Rate Loan, the sum of two percent (2.0%) per annum plus the LIBOR Rate then in effect for such LIBOR Rate Loan plus the Applicable Margin; or (ii) the Highest Lawful Rate.
     (e) All computations of interest pursuant to this Section 2.2 shall be made by the Agent with respect to Prime Rate Loans on the basis of a year of 365 or 366 days, as the case may be, and with respect to LIBOR Rate Loans on the basis of a year of 360 days, unless the foregoing would result in a rate exceeding the Highest Lawful Rate, in which case such computations shall be based on a year of 365 or 366 days, as the case may be. Interest with respect to all Loans, whether based on a year of 360, 365 or 366 days, shall be charged for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Agent of an interest rate shall be conclusive and binding for all purposes, absent manifest error.
     (f) Borrower may on any Business Day, upon Borrower’s written (including facsimile) notice given by Borrower to the Agent not later than 11:00 a.m. (Denver time) on the third Business Day prior to the date of any proposed interest conversion or rollover, (a) convert Loans of one Type into Loans of another Type, or (b) continue or rollover existing LIBOR Rate Loans; provided however, (i) with respect to any conversion into or rollover of a LIBOR Rate Loan, no Default or Matured Default shall have occurred and be continuing, (ii) with respect to any facsimile notice of interest conversion, Borrower shall promptly confirm such notice by sending the original notice to the Agent and (iii) any continuation or rollover of LIBOR Rate Loans for the same or a different Interest Period or into Prime Rate Loans, shall be made on, and only on, the last day of an Interest Period for such LIBOR Rate Loans. Each such notice of interest conversion shall be substantially in the form attached hereto as Exhibit 2B and shall specify therein the requested (x) date of such conversion, (y) the Loans to be converted and whether such Loans constitute LIBOR Rate Loans, and (z) if such interest conversion is into Loans constituting LIBOR Rate Loans, the duration of the Interest Period for each such Loan. The Agent shall promptly deliver a copy thereof to each Lender. Each such notice shall be irrevocable and binding on Borrower. If Borrower shall fail to give a notice of interest conversion with respect to any LIBOR Rate Loan as set forth above, such Loan shall automatically convert to a Prime Rate Loan on the last day of the Interest Period with respect thereto. The provisions of this Section 2.2(e) shall also apply to initial Advances made as LIBOR Rate Loans.
     2.3 Prepayments; Termination of the Commitments.
     (a) Borrower may at any time prepay the outstanding principal amount of any Loan, in each case in whole or in part, in accordance with this Section 2.3. With respect to any prepayment other than prepayments made pursuant to the Agent’s routine collection of Accounts in accordance with the provisions of this Agreement, Borrower shall give prior written notice of any such prepayment to the Agent, which notice shall state the proposed date of such prepayment (which shall be a Business Day), the Loans to be prepaid and the aggregate amount of the prepayment which shall be in minimum amount of $1,000,000, and which notice shall be delivered to the Agent not later than 11:00 a.m. (Denver Time): (a) with respect to any Loan which is a Prime Rate Loan, on the date of the proposed prepayment, and (b) with respect to any Loan which is a LIBOR Rate Loan, three (3) Business Days prior to the date of the proposed prepayment. All prepayments of Prime Rate Loans shall be without premium, except as may be provided in Section 2.3(c). All prepayments of LIBOR Rate Loans shall be made together with accrued and unpaid interest (if any) to the date of such prepayment on the principal amount prepaid without premium thereon, except as may be provided in Section 2.3(c), and provided however, that losses, costs or expenses incurred by any Lender as described in Section 2.3(b) shall be payable with respect to each such prepayment. All notices of prepayment shall be irrevocable and the payment amount specified in each such notice shall be due and payable on the prepayment date described in such notice, together with, in the case of LIBOR Rate Loans, accrued and unpaid interest (if any) on the principal amount prepaid and any amounts due under Section 2.3(b). Borrower shall have no optional right to prepay the principal amount of any LIBOR Rate Loan other than as provided in Section 2.3(b).
     (b) Borrower will indemnify each Lender against, and reimburse each Lender on demand for, any loss, cost or expense incurred or sustained by such Lender (including without limitation, any loss or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Rate Loan and/or loss of net yield) as a result of (a) any payment, conversion, rollover, or prepayment of all or a portion of any LIBOR Rate Loan on a day other than the last day of an Interest Period for such LIBOR Rate Loan, (b) any payment, conversion, rollover or prepayment (whether required hereunder or otherwise) of such Lender’s Loan made after the delivery of a notice of borrowing delivered pursuant to Section 2.2 (whether oral or written) but before the proposed date for such LIBOR Rate Loan if such payment or prepayment prevents the proposed borrowing from becoming fully effective, (c) after receipt by the Agent of a notice of borrowing delivered pursuant to Section 2.2, the failure of any Loan to be made or effected by such Lender due to any condition precedent to a borrowing not being satisfied or due to any other action or inaction of Borrower or (d) any rescission of a notice of borrowing delivered pursuant to Section 2.2 or a notice of interest conversion delivered pursuant to Section 2.2. Any Lender demanding payment under this Section 2.3 shall deliver to Borrower and the Agent a statement reasonably setting forth the amount and manner of determining such loss, cost or expense, which statement shall be conclusive and binding for all purposes, absent manifest error. Compensation owing to a Lender as a result of any such loss, cost or expense resulting from a payment, prepayment, conversion or rollover of a LIBOR Rate Loan shall include without limitation, an amount equal to the sum of (i) the amount of the net yield that, but for such event, such Lender would have earned for the remainder of the applicable Interest Period plus (ii) any expense incurred by such Lender. Notwithstanding any provision herein to the contrary, each Lender shall be entitled to fund and maintain its funding of all of any part of the LIBOR Rate Loans in any manner it elects; it being understood, however, that all determinations hereunder shall be made as if the Lender had actually funded and maintained each LIBOR Rate Loan during the Interest Period for such Advance through the purchase of deposits having a term corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period (whether or not the Lender shall have granted any participations in such Loans).
     (c) Borrower shall have the right, upon at least five Business Days’ written notice to the Lenders, to terminate the Line of Credit Loan Commitments, (i) in whole, or (ii) in part, in a minimum amount of $1,000,00 and an integral multiple of $1,000,000, but not to an amount less than $50,000,000. Provided, however, that any such termination shall be accompanied, (i) in the case of a termination in whole, by payment of the Liabilities in full and the return or cash coverage of any Letter then outstanding, or (ii) in the case of a partial termination, payment of the Line of Credit Loan Liabilities to the extent necessary to cause the Available Amount to be not less than zero. Any partial reduction of the Line of Credit Loan Commitments pursuant to this Section 2.3(c) shall result in a reduction pro-rata of the Line of Credit Loan Commitments of each of the Lenders. In the event Line of Credit Loan Commitments are terminated in whole as a result of financing by lenders other than Lenders under this Agreement, such termination shall also be accompanied by payment to the Agent for distribution to the Lenders (based on their respective Pro Rata Percentages), of the following early termination fees: (i) for any termination occurring prior to the first Anniversary Date, an early termination fee in the amount of $2,000,000; (ii) for any termination occurring on or after the first Anniversary Date but prior to the second Anniversary Date, an early termination fee in the amount of $1,000,000.
     2.4 Purpose. The purpose of the Line of Credit is to provide funds to Borrower for general corporate purposes.
     2.5 Loan Fees.
     (a) Agent’s Fee. Borrower agrees to pay to the Agent, in respect of its administrative duties hereunder: a one time arranger fee on the Closing Date; an annual agent’s fee from the Closing Date to the Maturity Date; and, if applicable in the event a Sharing Period exists during any calendar quarter, the special agent’s fees; and fronting fees from time to time in respect of the Issuance of Letters, all in amounts set forth in the Agent’s Letter. The annual Agent’s fee shall be due and payable in advance on the date of this Agreement and on each Anniversary Date as long as Advances are available or outstanding hereunder. Fronting fees shall be payable to the Agent, for the account of Issuer, at the Issuance of each Letter, computed at the rate set forth in the Agent’s Letter on the face amount of such Letter. Each of the Agent’s and Issuer’s fees shall be fully earned on the date they become payable and, at the option of the Agent, shall be paid by Advances pursuant to Section 2.1, without prior demand by the Agent. The Agent’s Letter also covers the audit fees referred to in Section 8.6. No Persons other than the Agent and Issuer shall have any interest in the Agent’s or Issuer’s fees, respectively.
     (b) Initial Commitment Fee. On the Closing Date Borrower agrees to pay to the Agent for distribution to the Lenders, including the Agent, an initial commitment fee in the amount set forth in the Agent’s Letter. The foregoing fee shall be fully earned and, at the option of the Agent, shall be paid by an Advance pursuant to Section 2.1, without prior demand by the Agent.
     (c) Non-Use Fee. Borrower agrees to pay to the Agent for distribution to the Lenders (based on their respective pro rata average principal amounts outstanding under the Swing Line and the Line of Credit) a quarterly non-use fee (“Non-Use Fee”) from the Closing Date to the Maturity Date, calculated using the applicable rate per annum set forth in the definition of Applicable Margin, and applied to the daily average Available Amount (minus $10,000,000 after any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b)). The quarterly non-use fee shall be due and payable in arrears with respect to the prior quarter on the first day of each January, April, July and October hereafter through the Maturity Date. A pro-rated non-use fee shall be due and payable on the first day of the quarter following the Closing Date and on the Maturity Date. Each quarterly non-use fee shall be earned as it accrues and, at the option of the Agent, shall be paid by Advances pursuant to Section 2.1, without prior demand by the Agent.
     (d) Letter of Credit Fees. Borrower agrees to pay to the Agent, for distribution to the Lenders (based on their respective Pro Rata Percentages), a quarterly fee (“Letter of Credit Fee”) payable in arrears with respect to the prior quarter on the first day of each January, April, July and October, in respect of each Letter Issued, calculated using the applicable rate per annum set forth in the definition of Applicable Margin, and applied to the aggregate daily average face amounts of all Letters outstanding during such quarter. Pro-rated letter of credit fees shall be due and payable on the first day of the quarter following the Closing Date, on the Maturity Date and, with respect to a Letter that terminates, on the date such Letter terminates. Borrower shall also pay to the Agent for the account of Issuer Issuing any Letter, the normal and customary processing fees charged by such Issuer in connection with the Issuance of or drawings under each such Letter. Each letter of credit fee and processing fee shall be fully earned as it accrues and, at the option of the Agent, shall be paid by Advances pursuant to Section 2.1, without prior demand by the Agent.
     (e) Calculation of Fees. The fees payable under this Section 2.5 which are based on an annual percentage rate shall be calculated by the Agent on the basis of a 360-day year, for the actual days (including the first day but excluding the last day) occurring in the period for which such fee is payable. Each determination by the Agent of fees payable under this Section 2.5 shall be conclusive and binding for all purposes, absent manifest error.

     (f) Fees Not Interest. The fees described in this Agreement represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention, or forbearance of money, and the obligation of Borrower to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of Borrower to pay interest, other fees described in this Agreement, and expenses otherwise described in this Agreement. Fees shall be payable when due in Dollars and in Immediately Available Funds. All fees shall be non-refundable.
     2.6 Borrower’s Loan Account. The Agent shall maintain a loan account (“Loan Account”) on its books in which shall be recorded: (a) all Line of Credit Advances made by the Agent to Borrower pursuant to this Agreement; (b) all receipts and disbursements from and to the other Lenders; (c) all payments made by Borrower; and (d) all other appropriate debits and credits as provided in this Agreement, including without limitation, all receipts of cash proceeds of collateral, fees, charges, expenses and interest. All entries in Borrower’s Loan Account shall be made in accordance with the Agent’s customary accounting practices as in effect from time to time. Absent manifest error Borrower promises to pay the amount reflected as owing by and under its Loan Account and all other obligations hereunder as such amounts become due or are declared due pursuant to the terms of this Agreement.
     2.7 Statements. All Advances to Borrower, and all other debits and credits provided for in this Agreement, shall be evidenced by entries made by the Agent in its internal data control systems showing the date, amount and reason for each such debit or credit. Until such time as the Agent shall have rendered to Borrower and the Lenders written statements of account, the balance in Borrower’s Loan Account, as set forth on the Agent’s most recent printout, shall be rebuttable presumptive evidence of the amounts due and owing the Lenders by Borrower and, as the case may be, by the Lenders to each other. On or about the last day of each calendar month, the Agent shall mail to Borrower a statement setting forth the balance of Borrower’s Loan Account, including without limitation, principal, interest, expenses and fees. Each such statement shall be subject to subsequent adjustment by the Agent but shall, absent manifest errors or omissions, be presumed correct and binding upon Borrower and shall constitute an account stated unless, within sixty (60) days after receipt of any statement from the Agent, Borrower or a Lender shall deliver to the Agent written objection specifying the error or errors, if any, contained in such statement.
     2.8 Termination of Agreement. Subject to and in accordance with Section 7.1, the Agent shall have the right, without notice to Borrower, to terminate the Commitments immediately upon a Matured Default. In addition, the Commitments shall be deemed immediately terminated and all of the Liabilities shall be immediately due and payable, without notice to Borrower, on the Termination Date if the Lenders elect not to extend the Termination Date of the Swing Line and the Line of Credit pursuant to Sections 2.1.1 and 2.1.2. In the event the Commitments are terminated, the remainder of this Agreement shall remain in full force and effect until the payment in full of the Liabilities and the termination of any Letters. Notwithstanding the foregoing, in the event that (a) all or any part of the assets of Borrower or any guarantor of any of the Liabilities come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors, (b) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed against Borrower or any guarantor of any of the Liabilities and such proceeding is not dismissed within sixty (60) days of the date of its filing, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by Borrower or any guarantor of any of the Liabilities, or Borrower or any guarantor of any of the Liabilities makes an assignment for the benefit of creditors, or (c) Borrower or any guarantor of any of the Liabilities voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated or dies, the Commitments shall be deemed to be terminated immediately, and all the Liabilities shall be due and payable, without presentment, demand, protest or further notice (including without limitation, notice of intent to accelerate and notice of acceleration) of any kind, all of which are expressly waived by Borrower, provided, however, that in the event a proceeding against Borrower or any guarantor of the Liabilities is dismissed within sixty (60) days of the date of its filing then the Commitments shall be deemed to be reinstated as of the date the order of dismissal becomes final and the Agent is given notice thereof, and provided, however, the automatic reimbursement of Issuer by the Lenders as provided for in this Agreement shall continue with respect to any post-petition drawings under any Letters. This Agreement shall terminate when the Commitments have terminated, any Letters Issued hereunder have terminated and the Liabilities (except for contingent Liabilities which have not been asserted by the Agent and/or any Lender) have been paid in full. With respect to unasserted contingent Liabilities, including those that arise from an obligation of indemnification or arise as a result of any receipt by the Agent and/or any Lender of any payment or any proceeds of collateral, of which any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, Borrower’s estate, trustee, receiver or any other person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such obligation of indemnification, payment or repayment or other unasserted contingent Liabilities, as the case may be, this Agreement, and all of the other Financing Agreements shall be reinstated and continued in full force and effect as of the date of such initial payment, reduction or satisfaction occurred or such obligation of indemnification or other unasserted contingent Liabilities first accrued, as the case may be.
     3 CONDITIONS TO ADVANCES.
     Notwithstanding any other provisions to the contrary contained in this Agreement, the making of Advances or the Issuance of Letters provided for in this Agreement shall be conditioned upon the following:
     3.1 Approval of the Agent’s Counsel. Legal matters, if any, relating to any Advance or the Issuance of any Letter shall have been reviewed by and shall be reasonably satisfactory to counsel for the Agent.

     3.2 Compliance. No Default or Matured Default shall have occurred and be continuing or shall exist.
     3.3 Documentation. Prior to the initial Advance or Issuance of a Letter, Borrower shall have executed and/or delivered to the Agent all of the documents listed on the List of Closing Documents attached as Exhibit 3A, and Borrower’s Borrowing Base Certificate setting forth the Borrowing Base as of the date of Borrower’s request for the initial Line of Credit Advance, all in form and substance acceptable to the Agent.
     4 WARRANTIES.
     Borrower makes the following representations and warranties to the Lenders, which shall be true (subject to the qualifications set forth therein) at all times so long as any Liabilities remain outstanding (other than contingent obligations to indemnify or reimburse the Agent or the Lenders, which survive the termination of this Agreement), and (even if there shall be no Liabilities outstanding) so long as the Lenders remain committed to make Loans or Issue Letters under this Agreement:
     4.1 Litigation and Proceedings. Except as set forth on Part 1 of Exhibit 4A, no judgments are outstanding against Borrower, nor is there pending or threatened any litigation, contested claim, or governmental proceeding by, against or with respect to Borrower as of the date of this Agreement, except for judgments and pending or threatened litigation, contested claims and governmental proceedings which are not, in the aggregate, material to Borrower’s financial condition, results of operations or business. After the date of this Agreement, no judgments are outstanding against Borrower, nor is there pending or threatened any litigation, contested claim, or governmental proceeding by, against or with respect to Borrower, (a) except to the extent they relate back to matters disclosed on Part 1 of Exhibit 4A (for example, a disclosed claim results in a judgment that could be anticipated from the description of a disclosed claim), and (b) except for judgments and pending or threatened litigation, contested claims and governmental proceedings which are not, in the aggregate, material to Borrower’s financial condition, results of operations or business.
     4.2 Other Agreements. Except as set forth on Part 2 of Exhibit 4A, Borrower is not in default under any contract, lease or commitment to which Borrower is a party or by which Borrower is bound except those defaults which are not, in the aggregate, material to Borrower’s financial condition, results of operations or business. Borrower knows of no dispute, except as set forth on Part 2 of Exhibit 4A, relating to any contract, lease, or commitment except those disputes which are not, in the aggregate, material to Borrower’s financial condition, results of operations or business.
     4.3 Tax Liabilities. Borrower has filed all federal tax reports and returns, and all material state and local tax reports and returns required by any law or regulation to be filed by Borrower and has either duly paid all taxes, duties and charges indicated to be due on the basis of such returns and reports or is contesting the payment thereof in good faith and has made adequate provision for the payment thereof according to GAAP, and the assessment of any material amount of additional taxes in excess of those paid and reported or in good faith contest is not reasonably expected. The reserves for taxes reflected on Borrower’s balance sheet are adequate in amount for the payment of all liabilities for all taxes (whether or not disputed) of Borrower accrued through the date of such balance sheet. There are no material unresolved questions or claims concerning any tax liability of Borrower, except as described on Part 4 of Exhibit 4A.
     4.4 Indebtedness. Except as contemplated by this Agreement, as disclosed on Part 5 of Exhibit 4A and as disclosed on the financial statements identified in Section 4.12, Borrower has no other indebtedness, contingent obligations or liabilities, outstanding bonds, letters of credit or acceptances to any other Person or loan commitments from any other Person, other than accounts payable incurred in the ordinary course of business. Borrower has adequate procedures in place so that Inventory purchased by Borrower is substantially free of security interests in accordance with the Federal Food Security Act.
     4.5 Other Names. Borrower has not, during the preceding five (5) years, been known by or used any names other than those disclosed on Part 6 of Exhibit 4A.
     4.6 Affiliates. Borrower has no Affiliates, other than its directors, officers, agents and employees and those Persons disclosed on Part 7 of Exhibit 4A as updated from time to time by Borrower, and the legal relationships of Borrower to each such Affiliate are accurately and completely described thereon.
     4.7 Environmental Matters. Except as disclosed on Part 8 of Exhibit 4A, (a) Borrower has not received any notice to the effect, or has any knowledge, that the Property or its operations are not in compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations (“Environmental Laws”) or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which noncompliance or remedial action would reasonably be expected to have a material adverse effect on the business, operations, Property, assets or financial conditions of Borrower; (b) there have been no releases of hazardous materials at, on or under the Property that, singly or in the aggregate would reasonably be expected to have a material adverse effect on the business, operations, Property, assets or financial conditions of Borrower; (c) there are no underground storage tanks, active or abandoned, including without limitation petroleum storage tanks, on or under the Property that, singly or in the aggregate would reasonably be expected to have a material adverse effect on the business, operations, Property, assets or financial conditions of Borrower; (d) Borrower has not directly transported or directly arranged for the transportation of any hazardous material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against Borrower for any remedial work, damage to natural resources or personal injury, including without limitation, claims under CERCLA; and (e) no conditions exist at, on or under the Property which, with the passage of time or the giving of notice, or both, would rise to any material liability under any Environmental Laws.
     4.8 Existence. Borrower is a corporation duly organized and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure so to qualify would not, in the aggregate, reasonably be expected to have a material adverse effect on Borrower’s financial condition, results of operations or business.
     4.9 Authority. The execution and delivery by Borrower of this Agreement and all of the other Financing Agreements and the performance of Borrower’s obligations hereunder and thereunder: (a) are within Borrower’s powers; (b) are duly authorized by Borrower’s board of directors or board of managers (as applicable); (c) are not in contravention of the terms of Borrower’s articles of incorporation or bylaws; (d) are not in contravention of any law or laws, or of the terms of any material indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any of Borrower’s property is bound; (e) do not require any consent, registration or approval of any Governmental Authority or of any other Person, except such consents or approvals as have been obtained; (f) do not contravene any contractual restriction or Governmental Requirement binding upon Borrower; and (g) will not, except as contemplated or permitted by this Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower’s property may be bound or affected. Borrower shall deliver to the Agent, upon the Agent’s request, a written opinion of counsel as to the matters described in the foregoing clauses (a) through (g).
     4.10 Binding Effect. This Agreement and all of the other Financing Agreements set forth the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, and except as such enforcement may be limited by general principles of equity.
     4.11 Correctness of Financial Statements. The financial statements delivered from time to time by Borrower to the Lenders present fairly in all material respects the financial condition of Borrower, and have been prepared in accordance with GAAP consistently applied. Since the date of the most recent financial statements delivered to the Lenders, there has been no materially adverse change in the financial condition or operation of Borrower.
     4.12 Employee Controversies. There are no controversies pending or threatened between Borrower or any of Borrower’s employees, other than employee grievances arising in the ordinary course of Borrower’s business or which are not, in the aggregate, material to Borrower’s financial condition, results of operations or business.

     4.13 Compliance with Laws and Regulations. Borrower is in compliance with all Governmental Requirements relating to the business operations and the assets of Borrower, except for violations of Governmental Requirements that would not reasonably be expected to have a material adverse effect on Borrower’s financial condition, results of operations or business.
     4.14 Solvency. Borrower is solvent, able to pay Borrower’s debts generally as such debts mature, and has capital sufficient to carry on Borrower’s business and all businesses in which Borrower is about to engage. The saleable value of Borrower’s total assets at a fair valuation, and at a present fair saleable value, is greater than the amount of Borrower’s total obligations to all Persons (taking into account, as applicable, rights of contribution, subrogation and indemnity with regard to obligations shared with others). Borrower will not be rendered insolvent by the execution or delivery of this Agreement or of any of the other Financing Agreements or by the transactions contemplated hereunder or thereunder.
     4.15 Pension Reform Act. No events, including without limitation, any “reportable event” or “prohibited transactions,” as those terms are defined in the Employee Retirement Income Security Act of 1974 as the same may be amended from time to time (“ERISA”), have occurred in connection with any type of plan, arrangement, association or fund covered by ERISA in which any personnel of Borrower or an Affiliate which is under common control with Borrower (within the meaning of applicable provisions of the IRC) participate (“Benefit Plans”). The Benefit Plans meet the minimum funding standards of ERISA.
     4.16 Margin Security. None of the loans advanced hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulations T, U or X of the Board of Governors of the Federal Reserve System.
     4.17 Investment Company Act Not Applicable. Borrower is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.
     4.18 Public Utility Holding Company Act Not Applicable. Borrower is not a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company”, or an affiliate of a “subsidiary company” of a “holding company”, or a “public utility”, as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.
     4.19 Full Disclosure. All factual information taken as a whole in the materials furnished by or on behalf of Borrower to the Agent or any Lender for purposes of or in connection with the transactions contemplated under this Agreement and the other Financing Agreements, does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained therein from being misleading as of the date of this Agreement. The financial projections furnished to the Agent and the Lenders by Borrower and to be delivered under this Agreement, while not a guaranty of future performance, were prepared in good faith on the basis of information and assumptions that Borrower believed to be reasonable as of the date of such financial projections.
     4.20 Intellectual Property. Borrower owns or possesses (or will be licensed or otherwise have the full right to use) all intellectual property that is necessary for the operation of its business as presently operated and, except as set forth in Part 1 of Exhibit 3A of the Security Agreement, the board of directors and the senior officers of Borrower have no actual knowledge of any conflict with the rights of others. No product produced by Borrower infringes upon any intellectual property owned by any other Person and no claim or litigation is pending or (to the knowledge of Borrower) threatened against or affecting Borrower, contesting its right to sell or to use any product or material, in any case which could reasonably be expected to have a material adverse effect on the business, operations, Property, assets or financial condition of Borrower. To the best knowledge of Borrower, and except as set forth in Part 1 of Exhibit 3A of the Security Agreement, there is no violation by any Person of any right of Borrower with respect to any material patent, trademark, trade name, service mark, copyright or license owned or used by Borrower.
     4.21 Security Agreement Warranties. All representations and warranties set forth in the Security Agreement are true (subject to the qualifications set forth therein).
     4.22 Survival of Warranties. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall continue to be true and correct (subject to the qualifications set forth therein) from the date of this Agreement until the termination of this Agreement as set forth in Section 2.8.
     5 AFFIRMATIVE COVENANTS.
     Borrower covenants and agrees that so long as any Liabilities remain outstanding (other than contingent obligations to indemnify or reimburse the Agent or the Lenders, which survive the termination of this Agreement), and (even if there shall be no Liabilities outstanding) so long as the Lenders remain committed to make Loans or Issue Letters under this Agreement:
     5.1 Financial and Other Information. Except as otherwise expressly provided for in this Agreement, Borrower shall keep proper books of record and account in which full and true entries will be made of all dealings and transactions of or in relation to the business and affairs of Borrower, in accordance with GAAP consistently applied, and Borrower shall cause to be furnished to the Agent (with copies to the other Lenders), from time to time and in a form reasonably acceptable to the Agent, such information as the Agent may reasonably request, including without limitation, the following:

     (a) as soon as practicable and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower, audited statements of income, retained earnings and cash flow of Borrower for each year, and a balance sheet of Borrower for such year, setting forth in each case, in comparative form, corresponding figures as of the end of the preceding fiscal year, all in reasonable detail and satisfactory in scope to the Agent and certified to Borrower by such independent public accountants as are selected by Borrower and reasonably satisfactory to the Agent, whose opinion shall be in scope and substance reasonably satisfactory to the Agent;
     (b) as soon as practicable and in any event within thirty (30) days after the end of each monthly accounting period in each fiscal year of Borrower: (i) statements of income and retained earnings of Borrower for such monthly period and for the period from the beginning of the then current fiscal year to the end of such monthly period, and a balance sheet of Borrower as of the end of such monthly period, setting forth in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year, all in reasonable detail and certified as accurate by the chief financial officer of Borrower, subject to changes resulting from normal year end adjustments, (ii) copies of all operating statements for such month prepared by Borrower for its internal use, including without limitation, statements of cash flow, and (iii) a compliance certificate of the chief financial officer of Borrower in substantially the form attached as Exhibit 5A (“Compliance Certificate”); and
     (c) as soon as practicable and in any event within thirty (30) days after the end of each monthly accounting period in each fiscal year of Borrower, a Borrowing Base Certificate for Borrower computed as of the last day of such month, signed by the chief financial officer of Borrower.
     5.2 Conduct of Business. Except as contemplated by this Agreement, Borrower shall: (a) maintain Borrower’s existence and maintain in full force and effect all licenses, bonds, franchises, leases, patents, contracts and other rights necessary to the conduct of Borrower’s business; (b) continue in, and limit Borrower’s operations to, the same general line of business as that presently conducted by Borrower; (c) comply with all Governmental Requirements, except for such violations of Governmental Requirements which would not, in the aggregate, reasonably be expected to have a material adverse effect on Borrower’s financial condition, results of operations or business; and (d) keep and conduct Borrower’s business separate and apart from the business of Borrower’s Affiliates.
     5.3 Maintenance of Properties. Borrower shall keep Borrower’s real estate, leaseholds, equipment and other fixed assets in good condition, repair and working order, normal wear and tear excepted.
     5.4 Borrower’s Liability Insurance. Borrower shall maintain, at Borrower’s expense, such liability insurance (including as applicable commercial general liability insurance, products liability insurance and workman’s compensation insurance) as is ordinarily maintained by other companies in similar businesses, provided, however, that in no event shall such liability insurance provide for coverage less than $2,000,000 per occurrence for personal injury and

$2,000,000 per occurrence for property damage. Borrower’s liability insurance may provide for a deductible of not more than $50,000 per occurrence. All such policies of insurance shall be in form and with insurers reasonably acceptable to the Agent and copies thereof, together with all amendments and schedules, shall be provided to the Agent within ten (10) days of Borrower’s receipt of the same.
     5.5 Borrower’s Property Insurance. At Borrower’s own cost and expense, Borrower shall keep its assets insured, with carriers, and in amounts acceptable to the Agent, against the hazards of fire, theft, collision, spoilage, hail, those covered by extended or all risk coverage insurance and such others as may be required by the Agent. Borrower shall cause to be delivered to the Agent the insurance policies or proper certificates evidencing the same. Each such policy shall include a provision for written notice to the Agent not less than thirty (30) days prior to any cancellation or expiration. If Borrower fails to procure insurance as provided in this Agreement, or to keep the same in force, then the Agent may, at the option of the Agent or the Required Lenders, and without obligation to do so, obtain such insurance and pay the premium thereon for the account of Borrower, or make whatever other payments the Agent or the Required Lenders may reasonably deem appropriate to protect the Lender’s in respect of the Liabilities. Any such payments shall be additional Liabilities of Borrower to the Lenders, payable on demand.
     5.6 Financial Covenants and Ratios. Borrower shall maintain (a) as of the end of each fiscal month, Working Capital of not less than $75,000,000; (b) as of the end of each fiscal month, an Adjusted Borrowing Base Limit II of not less than $10,000,000; and (c) at the end of each fiscal quarter at which the Adjusted Borrowing Base Limit III is less than $20,000,000, a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00.
     5.7 Benefit Plans. Borrower shall: (a) keep in full force and effect any and all Benefit Plans which are presently in existence or may, from time to time, come into existence under ERISA, unless such Benefit Plans can be terminated without material liability to Borrower in connection with such termination (as distinguished from any continuing funding obligation); (b) make contributions to all Benefit Plans in a timely manner and in an amount sufficient to comply in all material respects with the requirements of ERISA; (c) comply with material requirements of ERISA which relate to such Benefit Plans; and (d) notify the Agent promptly upon receipt by Borrower of any notice of the institution of any proceeding or other action relating to any Benefit Plans that would reasonably be expected to have a material adverse effect on Borrower or its financial condition.
     5.8 Notice of Suit, Adverse Change in Business or Default. Borrower shall, as soon as possible, and in any event within five (5) days after Borrower learns of the following, give written notice to the Agent of: (a) any proceeding being instituted or threatened to be instituted by or against Borrower in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign) for which claimed damages exceed $1,000,000; (b) any material adverse change in the business, assets or financial condition of Borrower; and (c) the occurrence of any Default.

     5.9 Use of Proceeds. Borrower shall use Advances only for the purposes stated in Section 2.4 and for no other purpose.
     5.10 Books and Records. Borrower shall maintain proper books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles are hereafter required or permitted by GAAP and are adopted by Borrower with the concurrence of its independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the financial covenants, standards or terms found in Section 5.6 or any other provision of this Agreement, Borrower and the Required Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating Borrower’s financial condition shall be the same after such changes in GAAP as if such changes in GAAP had not been made.
     6 NEGATIVE COVENANTS.
     Borrower covenants and agrees that so long as any Liabilities remain outstanding (other than contingent obligations to indemnify or reimburse the Agent or the Lenders, which survive the termination of this Agreement), and (even if there shall be no Liabilities outstanding) so long as the Lenders remain committed to make Loans or Issue Letters under this Agreement (unless the Agent, with the written approval of the Required Lenders, shall give the Agent’s prior written consent):
     6.1 Encumbrances. Except for those liens, security interests and encumbrances presently in existence and reflected in Borrower’s financial statements referred to in Section 4.12, and those created by the Security Agreement and the Mortgage, Borrower shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, capitalized lease, levy, assessment, attachment, seizure, writ, distress warrant, or other encumbrance of any nature whatsoever on or with regard to any of Borrower’s assets (and, for this purpose, the Company’s “priced as sold” arrangements with respect to its purchases of almonds and walnuts from growers in the ordinary course of business as customarily conducted in the past shall not be considered an assignment or a conveyance of a right to receive income or profits) other than: (a) liens securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which Borrower shall, if appropriate under GAAP, have set aside on Borrower’s books and records adequate reserves; (b) liens securing deposits with insurance carriers or under workmen’s compensation, unemployment insurance, social security and other similar laws, or securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or securing indemnity, performance or other similar bonds for the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or securing statutory obligations (including obligations to landlords, warehousemen and mechanics) or surety bonds, or securing indemnity, performance or other similar bonds in the ordinary course of Borrower’s business, which are not past due; (c) liens securing appeal bonds securing judgments not in excess of $1,000,000; (d) liens and security interests in favor of the Agent for the ratable benefit of the Lenders; (e) liens securing the interests of Broker in any Margin Account; (f) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Borrower’s real property, and other liens, security interests and encumbrances on property and which do not, in the Agent’s reasonable determination: (i) materially impair the use of such property, or (ii) materially lessen the value of such property for the purposes for which the same is held by Borrower; (g) purchase money security interests securing amounts not exceeding $1,500,000 in the aggregate during any fiscal year of Borrower; and (h) liens and encumbrances as described as part of the Project.
     6.2 Consolidations, Mergers or Acquisitions. Borrower shall not recapitalize or consolidate with, merge with, or otherwise acquire (including by the formation or acquisition of a subsidiary) all or substantially all of the assets or properties of any other Person, except as may be required as part of the Project.
     6.3 Deposits, Investments, Advances or Loans. Borrower shall not make or permit to exist deposits, investments, advances or loans (other than loans existing on the date of the execution of this Agreement and disclosed to the Agent in writing on or prior to such date) in or to Affiliates or any other Person, except: (a) investments in short term direct obligations of the United States Government; (b) investments in negotiable certificates of deposit issued by a bank satisfactory to the Agent in the Agent’s reasonable determination, made payable to the order of Borrower or to bearer; (c) loans to officers, directors, employees, or Affiliates as and when permitted by Section 6.8; (d) demand deposits, other than Deposit Accounts, not to exceed $100,000 in the aggregate; (e) pre-payments to vendors in the ordinary course of business; and (f) deposits, investments, advances or loans as described as part of the Project.
     6.4 Indebtedness. Except for those obligations and that indebtedness presently in existence and reflected in Borrower’s financial statements referred to in Section 4.12 or referred to in Section 6.7, Borrower shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, direct or indirect fixed or contingent, including obligations under capitalized leases, except: (a) the Liabilities; (b) obligations secured by liens or security interests permitted under Section 6.1 or contingent obligations permitted under Section 6.5; (c) trade obligations and normal accruals in the ordinary course of Borrower’s business not yet due and payable, or with respect to which Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings, and then only to the extent that Borrower has set aside on Borrower’s books adequate reserves, if appropriate under GAAP; (d) other unsecured indebtedness, not exceeding the lesser of (i) $2,000,000 or (ii) $3,500,000 less the amount of indebtedness incurred under Section 6.1(g); (e) indebtedness as described as part of the Project; and (f) and obligations to make premium payments for officer’s and director’s life insurance contracts.
     6.5 Guarantees and Other Contingent Obligations. Except as permitted under Section 6.4, Borrower shall not guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of such Person or through the purchase of Goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such Person or otherwise, except: (a) for endorsements of negotiable Instruments for collection in the ordinary course of business; (b) that Borrower may indemnify Borrower’s officers, directors and managers to the extent permitted under the laws of the State in which Borrower is organized and may indemnify (in the customary manner) underwriters and any selling shareholders in connection with any public offering of Borrower’s securities; (c) that Borrower may guaranty and fund obligations of the Supplemental Retirement Plan to cover certain executive officers of the Borrower; (d) guaranties and other contingent obligations not exceeding $1,000,000 in the aggregate during any one fiscal year; and (e) guaranties as described as part of the Project.
     6.6 Disposition of Property. Except as set forth on Exhibit 6A, except as otherwise permitted under this Agreement, and except for the disposition of Inventory or obsolete or worn out property in the ordinary course of business, Borrower shall not sell, lease, transfer or otherwise dispose of any of Borrower’s properties, assets or rights.
     6.7 Capital Investment Limitations. Borrower shall not (i) purchase, invest in or otherwise acquire (including acquisitions through capitalized leases) additional real estate, equipment or other fixed assets in connection with the Project, in excess $110,000,000, in aggregate, over fiscal years 2004 through and including 2008 (“Project Related Capital Expenditures”) or (ii) purchase, invest in or otherwise acquire (including acquisitions through capitalized leases) additional real estate, equipment or other fixed assets (including Project Related Capital Expenditures) in any fiscal year, in an amount in excess of $13,000,000 in the aggregate in any such fiscal year; it being agreed that the maximum permissible expenditures in clauses (i) and (ii) shall be cumulative and expenditures under one clause shall not reduce the permitted amounts expendable under the other clause.
     6.8 Loans to Affiliates. Borrower shall not make any loans to any officers, directors, Affiliates or shareholders of Borrower, except for (a) advances for travel and expenses to Borrower’s officers, directors or employees in the ordinary course of Borrower’s business; (b) loans (including obligations under existing split-dollar life insurance contracts) to Borrower’s officers, directors or employees not exceeding $2,500,000 in the aggregate at any one time outstanding; and (c) payments made under the lease of the Selma facility.
     6.9 Distributions in Respect of Equity, Prepayment of Debt. Borrower shall not directly or indirectly: (a) redeem any of Borrower’s shares of capital stock; (b) declare any cash dividends in any year on any class of Borrower’s capital stock, except that during each fiscal year, the Borrower may make, declare and pay cash dividends to its shareholders in amounts up to the lesser of (i) 25% of Borrower’s consolidated net income during the previous fiscal year, or (ii) $5,000,000; or (c) prepay any principal, interest or other payments on or in connection with any indebtedness of Borrower other than (i) prepayments of the Liabilities or the notes outstanding from time to time under the Note Purchase Agreement and (ii) prepayments of debt as described as part of the Project.

     6.10 Amendment of Organizational Documents. Borrower shall not amend Borrower’s articles or certificate of incorporation, bylaws or any other agreement, instrument or document affecting Borrower’s organization, management or governance or form any subsidiaries, provided, however, that a request by Borrower for a waiver of this Section 6.10, shall not be unreasonably withheld or delayed by the Required Lenders.
     6.11 Use of Names. Except to the extent that Agent has been notified in advance, Borrower shall not use any corporate names (as distinguished from brand names) other than those referred to in Section 4.6, nor shall Borrower change any of said names.
     6.12 Amendment of Bainbridge Documents. The Bainbridge Bond Documents or the Bainbridge Loan Documents shall not be amended without the prior written consent of the Agent, the Issuer and the Required Lenders, provided, however, that a request by Borrower for a waiver of this Section 6.12, shall not be unreasonably withheld or delayed by the Required Lenders.
     7 DEFAULT AND RIGHTS AND REMEDIES; THE AGENT.
     7.1 Liabilities. Except as provided in Section 2.8 (regarding automatic termination of the Commitments and acceleration of the Liabilities in certain events) upon a Matured Default, the Agent may with the consent of the Required Lenders, and shall at the request of the Required Lenders, by notice to Borrower and the Lenders, (i) declare the Commitments to be terminated, whereupon such obligations and the Commitments of each Lender shall terminate, and (ii) declare all of the Liabilities to be due and payable, whereupon the Liabilities shall become and be due and payable, without presentment, demand, protest or further notice (including without limitation, notice of intent to accelerate and notice of acceleration) of any kind, all of which are expressly waived by Borrower. Anything herein to the contrary notwithstanding, it is understood that (i) no Lender shall have the individual right upon the occurrence of a Default or a Matured Default to terminate or suspend the funding of its Commitments or accelerate any Liabilities owed to it (such termination, suspension of funding and/or acceleration to occur, if at all, only as provided in this Agreement), and (ii) no Lender shall have the right to individually enforce any Financing Agreement which is entered into with or for the Agent or the Issuer of the Bainbridge Letter, such enforcement residing with the Agent or the Issuer of the Bainbridge Letter as contemplated by Section 7.2 and Section 7.3 of this Agreement and by the applicable provisions of the other Financing Agreements.
     7.2 Rights and Remedies. Upon the occurrence and during the continuance of any Matured Default, the Agent may with the consent of the Required Lenders and shall at the direction of the Required Lenders, (subject to the provisions of the other Financing Agreements) proceed to protect and enforce the rights of the Lenders as set forth in this Section 7.2. The Agent may proceed by suit in equity, by action at law or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in any other Financing Agreement or in aid of the exercise of any power granted in this Agreement or any other Financing Agreement to enforce the payment of the Liabilities. Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Financing Agreements, all of the rights and remedies of a creditor under any applicable laws.
     7.3 Rights and Remedies of the Issuer of the Bainbridge Letter. Without limiting the forgoing, and in addition to the rights of the Agent under this Agreement, upon the occurrence and during the continuance of any Matured Default, the Issuer of the Bainbridge Letter may with the consent of the Required Lenders (subject to the provisions of the Bainbridge Loan Documents), and shall at the direction of the Required Lenders, proceed to protect and enforce the rights of the Issuer of the Bainbridge Letter under the Bainbridge Loan Documents. In so doing the Issuer of the Bainbridge Letter shall have the same rights and protections afforded to Agent set forth in this Agreement with regard to the exercise of rights and remedies under the other Financing Agreements (including, without limitation, all right of indemnity set forth herein). Any proceeds of the enforcement of the rights of the Issuer of the Bainbridge Letter under the Bainbridge Loan Documents shall be subject to pro-rata sharing as set forth in Section 8.27.
     7.4 Waiver of Demand. Borrower expressly waives demand, presentment, protest, and notice of nonpayment, notice of intent to accelerate and notice of acceleration. Borrower also waives the benefit of all valuation, appraisal and exemption laws.
     7.5 Authorization and Action. Each Lender appoints the Agent as its Agent under, and irrevocably authorizes the Agent (subject to Section 7.11) to take such action on its behalf and to exercise such powers under any Financing Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Without limitation of the foregoing, each Lender expressly authorizes the Agent to execute, deliver, and perform its obligations under each of the Financing Agreements to which the Agent is a party, and to exercise all rights, powers, and remedies that the Agent may have thereunder. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act, or to refrain from acting (and shall be fully protected in so acting or refraining from acting), upon the instructions of the Required Lenders, and such instructions shall be binding upon all the Lenders and all holders of any Note; provided however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by Borrower pursuant to the terms of any Financing Agreement.
     7.6 Agent’s Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to any Lender for any action taken or omitted to be taken by it or them under or in connection with any Financing Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may treat the original or any successor holder of any Note as the holder thereof until it receives notice from the Lender which is the payee of such Note concerning the assignment of such Note; (b) may employ and consult with legal counsel (including counsel for Borrower), independent public accountants, and other experts selected by it and shall not be liable to any Lender for any action taken, or omitted to be taken, in good faith by it or them in accordance with the advice of such counsel, accountants, or experts received in such consultations and shall not be liable for any negligence or misconduct of any such counsel, accountants or other experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any opinions, certifications, statements, warranties or representations made in or in connection with any Financing Agreement; (d) shall not have any duty to any Lender to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of any Financing Agreement or any other instrument or document furnished pursuant thereto or to satisfy itself that all conditions to and requirements for any Loan have been met or that Borrower is entitled to any Loan or to inspect the property (including the books and records) of Borrower; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Financing Agreement or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate, or other instrument or writing (which may be by telegram, cable, telex, or otherwise) believed by it to be genuine and signed or sent by the proper party or parties.
     7.7 Notices of Defaults. Except as provided in this Section 7.7, the Agent shall not be deemed to have knowledge of the occurrence of a Default or a Matured Default unless the Agent has received written notice from a Lender or Borrower specifying such Default or Matured Default and stating that such notice is a “Notice of Default”. Notwithstanding the foregoing, the Agent shall be deemed to have knowledge of the occurrence of a Default or a Matured Default: (a) consisting of the non-payment of principal or interest, on the due date of such principal or interest, (b) on the date the Agent has received a Compliance Certificate of Borrower as required by Section 5.1, which Compliance Certificate discloses (without review of any financial statements attached thereto) the existence of any Default or Matured Default, and (c) ten (10) Business Days after the date the Agent has received a Compliance Certificate of Borrower as required by Section 5.1, which Compliance Certificate (after review of any financial statements attached thereto) would disclose the existence of any Default or Matured Default. In the event that the Agent obtains such knowledge of the occurrence of a Default or a Matured Default, the Agent shall within three (3) Business Days thereafter, give notice thereof to the Lenders. The Agent shall (subject to Sections 7.1 and 7.2) take such action with respect to such Default or Matured Default as may be directed by the Required Lenders; provided that, unless and until the Agent shall have received the directions referred to in Sections 7.1 and 7.2, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Matured Default as it shall deem advisable and in the best interest of the Lenders.
     7.8 The Agent as a Lender, Affiliates. With respect to its Commitment, any Loan made by it, and the Note issued to it, the Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include the Agent in its individual capacity. The Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any Affiliates and any Person who may do business with or own securities of Borrower or any such Affiliate, all as if the Agent were not the Agent and without any duty to account to the Lenders.
     7.9 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and its decision to enter into the transactions contemplated by the Financing Agreements and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under any Financing Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by Borrower or any other Person of any Financing Agreement or to inspect the properties or books of Borrower. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower (or any Affiliates) which may come into the possession of the Agent or any of its affiliates. Notwithstanding the foregoing, the Agent will, upon the request of any Lender, provide to such Lender, at such Lender’s expense, copies of any and all written information provided to the Agent by Borrower.
     7.10 Indemnification. Notwithstanding anything to the contrary herein contained, the Agent shall be fully justified in failing or refusing to take any action unless it shall first be indemnified to its satisfaction by the Lenders against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of its taking or continuing to take any action. Each Lender agrees to indemnify the Agent (to the extent not reimbursed by Borrower), on a pro-rata basis according to such Lender’s Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of any Financing Agreement or any action taken or omitted by the Agent under any Financing Agreement; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Agent; and provided further, that it is the intention of each Lender to indemnify the Agent against the consequences of the Agent’s own negligence, whether such negligence be sole, joint, concurrent, active or passive. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its pro-rata share, according to such Lender’s Commitments of any out-of-pocket expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, any Financing Agreement, to the extent that the Agent is not reimbursed for such expenses by Borrower.

     7.11 Successor Agent. The Agent may resign at any time as Agent under the Financing Agreements by giving written notice thereof to the Lenders and Borrower and may be removed by the Required Lenders if it has breached its obligations under the Financing Agreements. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent with, provided that no Default has occurred and is continuing hereunder, the prior written consent of Borrower, such consent not to be unreasonably withheld. If no successor Agent shall have been so appointed by the Required Lenders or shall have accepted such appointment within sixty (60) days after the retiring Agent’s giving of notice of resignation or the Required Lenders’ removal of the Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent with, provided that no Default has occurred and is continuing hereunder, the prior written consent of Borrower, such consent not to be unreasonably withheld, which shall be a commercial bank or other financial institution organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After the retiring Agent’s resignation or removal as Agent, the provisions of Section 7.10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.
     7.12 Verification of Borrowing Notices. The Person or Persons designated on the Notice of Authorized Borrowers delivered to the Agent with this Agreement (or any one of them, if more than one), or any natural Person designated by them (or any one of them) in a subsequently issued Notice of Authorized Borrowers shall be presumed to have the authority to request Advances or request the Issuance of Letters under this Agreement. The Agent shall have no duty to verify the authenticity of the signature appearing on any notice of borrowing or request for the Issuance of a Letter, and with respect to any oral request for an Advance or request for the Issuance of a Letter, the Agent shall have no duty to verify the identity of any Person representing himself as one of the natural Persons authorized to make such request on behalf of Borrower. Neither the Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above which the Agent or such Lender believes in good faith to have been given by a duly authorized Person authorized to borrow on behalf of Borrower or for otherwise acting in good faith.
     8 MISCELLANEOUS.
     8.1 Timing of Payments. For purposes of determining the outstanding balance of the Liabilities, including without limitation, the computations of interest which may from time to time be owing to the Agent or the Lenders, the receipt by the Agent of any check or any other item of payment, shall not be treated as a payment on account of the Liabilities until such check or other item of payment is actually received by the Agent and is paid to the Agent in cash or a cash equivalent. Notwithstanding the terms of this Agreement or any other Financing Agreement, if the due date of any payment falls on a day that is not a Business Day, such payment may be made and shall not be considered late if made on the next succeeding Business Day.

     8.2 Attorneys’ Fees and Costs. If at any time the Agent employs counsel in connection with any matters contemplated by or arising out of this Agreement, whether: (a) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleading; (b) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise); (c) to consult with officers of the Agent to advise the Agent or to draft documents for the Agent in connection with any of the foregoing or in connection with any release of the Agent’s claims or security interests or any proposed extension, amendment or refinancing of the Liabilities; or (d) to enforce any rights of the Agent to collect any of the Liabilities; then in any of such events, all of the reasonable attorneys’ fees arising from such services, and any related expenses, costs and charges, including without limitation, all reasonable fees of all paralegals, legal assistants and other staff employed by such attorneys, together with interest at the highest interest rate then payable by Borrower under this Agreement or any other Financing Agreement, shall constitute additional Liabilities, payable on demand.
     In addition, if a Matured Default has occurred and is continuing, and thereafter any Lender employs counsel: (a) in connection with, arising out of, or any way related to, protecting, exercising or enforcing such Lender’s interest in this Agreement or the other Financing Agreements; (b) to commence, defend or intervene in any litigation or to file a petition, complaint, answer, motion or other pleading; (c) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise); or (d) to enforce any rights of such Lender to collect any of the Liabilities; then in any of such events, all of the reasonable attorneys’ fees arising from such services, and any expenses, costs and charges relating thereto, including without limitation, all reasonable fees of all paralegals, legal assistants and other staff employed by such attorneys, together with interest at the highest interest rate then payable by Borrower under this Agreement or any other Financing Agreement, shall constitute additional Liabilities, payable on demand.
     This Section 8.2 shall survive the termination of this Agreement.
     8.3 Expenditures by the Agent. In the event that Borrower shall fail to pay taxes, insurance, assessments, costs or expenses which Borrower is, under any of the terms hereof or of any of the other Financing Agreements, required to pay, the Agent may, in the Agent’s sole discretion and without obligation to do so, make expenditures for any or all of such purposes, and the amount so expended, together with interest at the highest interest rate then payable by Borrower under this Agreement or any other Financing Agreement, shall constitute additional Liabilities, payable on demand.
     8.4 The Agent’s Costs and Expenses as Additional Liabilities. Borrower shall reimburse the Agent for all expenses and fees paid or incurred in connection with the documentation, negotiation and closing of the Loans and other financial accommodations described in this Agreement (including without limitation, filing fees, recording fees, document or recording taxes, search fees, appraisal fees and expenses, and the reasonable fees and expenses of the Agent’s attorneys, paralegals, and legal assistants, and whether such expenses and fees are incurred prior to or after the Closing Date). Borrower further agrees to reimburse the Agent for all reasonable expenses and fees paid or incurred in connection with the documentation of any renewal or extension of the Loans, any additional financial accommodations, or any other amendments to this Agreement. All reasonable costs and expenses incurred by the Agent with respect to such negotiation and documentation, together with interest at the highest interest rate then payable by Borrower under this Agreement or any other Financing Agreement, shall constitute additional Liabilities, payable on demand.
     8.5 Claims and Taxes. Borrower agrees to indemnify and hold the Agent and the Lenders harmless from and against any and all claims, demands, liabilities, losses, damages, penalties, costs, obligations, actions, judgments, suits, disbursements and expenses (including without limitation, reasonable attorneys’ fees) relating to or in any way arising out of the possession, use, operation or control of any of Borrower’s assets, or in any way arising out of or related to this Agreement or the other Financing Agreements, except for those resulting from the gross negligence or willful misconduct of the Agent or the Lenders, which agreement to indemnify and hold the Agent and the Lenders harmless shall survive the termination of this Agreement. Borrower shall pay or cause to be paid all license fees, bonding premiums and related taxes and charges, and shall pay or cause to be paid all of Borrower’s real and personal property taxes, assessments and charges and all of Borrower’s franchise, income, unemployment, use, excise, old age benefit, withholding, sales and other taxes and other governmental charges assessed against Borrower, or payable by Borrower, at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to Borrower’s property, provided, however, that Borrower shall have the right to contest in good faith, by an appropriate proceeding promptly initiated and diligently conducted, the validity, amount or imposition of any such tax, and upon such good faith contest to delay or refuse payment thereof, if: (a) Borrower establishes adequate reserves to cover such contested taxes; and (b) such contest does not have a material adverse effect on the financial condition of Borrower or the ability of Borrower to pay any of the Liabilities.
     8.6 Inspection. Upon reasonable prior notice (provided that such notice shall not be required after the occurrence and during the continuance of a Default or a Matured Default), the Agent (by and through its officers and employees), or any Person designated by the Agent in writing, shall have the right, from time to time hereafter, to call at Borrower’s place or places of business (or any other place where any information relating thereto is kept or located) during reasonable business hours, and without hindrance or delay, to: (a) inspect, audit, check and make copies of and extracts from Borrower’s books, records, journals, orders, receipts and any correspondence and other data relating to Borrower’s business or to any transactions between the parties to this Agreement; and (b) review operating procedures, review maintenance of property and discuss the affairs, finances and business of Borrower with Borrower’s officers, employees or directors. The Borrower agrees to pay to the Agent audit fees, in accordance with the Agent’s Letter, upon the completion of any audit. The foregoing fees shall be fully earned on the dates they become payable and, at the option of the Agent, shall be paid by Agent initiated Loans. The

Lenders shall have the right to accompany the Agent on any inspections under this Section 8.6, at their own expense.
     8.7 Examination of Banking Records. Borrower consents to the examination by the Agent (by and through its officers and employees), or any Person designated by the Agent in writing (including officers and employees of the other Lenders), whether or not there shall have occurred a Default or a Matured Default, of any and all of Borrower’s banking records, wherever they may be found, and directs any Person which may be in control or possession of such records (including without limitation, any bank, other financial institution, accountant or lawyer) to provide such records to the Agent and the Agent’s officers, employees and agents, upon their request. Such examination may be conducted by the Agent with or without notice to Borrower at the option of the Agent, any such notice being waived by Borrower.
     8.8 Governmental Reports. Borrower will furnish to the Agent, upon the reasonable request of the Agent, copies of the reports of examinations or inspections of Borrower by all Governmental Authorities, and if Borrower fails to furnish such copies to the Agent, Borrower authorizes all such Government Authorities to furnish to the Agent copies of their reports of examinations or inspections of Borrower.
     8.9 Reliance by the Agent, Issuer and the Lenders. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by the Agent or any of the Lenders, be deemed to be material to and to have been relied upon by the Agent, Issuer and the Lenders.
     8.10 Parties. Whenever in this Agreement there is reference made to any of the parties, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of Borrower, the Agent, the Lenders and Issuer. Borrower shall not assign any of it rights or delegate any of its duties under this Agreement or any of the other Financing Agreements without the prior written consent of the Lenders.
     8.11 Applicable Law; Severability. This Agreement shall be construed in all respects in accordance with, and governed by, the laws and decisions of the State of Colorado and the laws, regulations and decisions of the United States applicable to national banks. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.
     8.12 SUBMISSION TO JURISDICTION; WAIVER OF BOND AND TRIAL BY JURY. WITH RESPECT TO ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, DEMANDS, DEBTS, DAMAGES, COSTS AND EXPENSES, WHATSOEVER, WHETHER BASED ON STATUTE, COMMON LAW, PRINCIPLES OF EQUITY OR OTHERWISE, ARISING OUT OF ANY MATTER, THING OR EVENT WHICH IS

DIRECTLY OR INDIRECTLY RELATED TO THIS AGREEMENT, BORROWER CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN THE CITY AND COUNTY OF DENVER, COLORADO AND WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10.19. SERVICE, SO MADE, SHALL BE DEEMED TO BE COMPLETE UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED. AT THE OPTION OF THE AGENT, BORROWER WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE AGENT.
     8.13 Application of Payments; Waiver. Except as set forth below, payments made by Borrower under this Agreement shall generally be applied to the Liabilities as follows: first to any costs or fees owing by Borrower to the Agent or any Lender, second to any interest payments owing hereunder which are due and unpaid, third to any outstanding principal owing hereunder, and fourth to interest accrued but not yet due. Unless otherwise specified in this Agreement, prepayments of principal made by Borrower on any Loans repayable in installments shall be applied to the most remote installment then due (which shall be deemed to include, as applicable, any balloon payment due at maturity). Notwithstanding any contrary provision contained in this Agreement or in any of the other Financing Agreements, Borrower irrevocably waives the right to direct the application of any and all payments at any time received by the Agent from Borrower, and Borrower irrevocably agrees that the Agent shall have the continuing exclusive right to apply and reapply any and all payments received at any time, against the Liabilities, in such manner as the Agent may deem advisable, notwithstanding any entry by the Agent upon any of the Agent’s books and records. Provided, however, this Section 8.13 shall not apply to any transactions unrelated to this Agreement in which the Agent or its affiliates may have accepted deposits from, lent money to, acted as trustee under indentures of, or generally engaged in business with Borrower, any Affiliates or any Person who may do business with or own securities of Borrower or any such Affiliate. With regard to Bank Products Obligations, the parties hereto agree that the terms of Section 5.11 of the Security Agreement shall apply and be controlling.
     8.14 Marshaling; Payments Set Aside. The Agent shall be under no obligation to marshal any assets in favor of Borrower or against or in payment of any or all of the Liabilities. To the extent that Borrower makes a payment or payments to the Agent or the Agent receives any payment for Borrower’s benefit or exercises the Agent’s rights of setoff, and such payment or payments or the proceeds of enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.
     8.15 Section Titles. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.
     8.16 Continuing Effect. This Agreement and all of the other Financing Agreements shall continue in full force and effect until this Agreement is terminated in accordance with Section 2.8, it being understood that it may be reinstated thereafter as set forth in Section 2.8.
     8.17 No Waiver. The Agent’s or the Required Lenders’ failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement or the other Financing Agreements shall not waive, affect or diminish any right of the Agent or the Required Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Agent or the Required Lenders of any Default or Matured Default under this Agreement or any of the other Financing Agreements, shall not suspend, waive or affect any other Default or Matured Default under this Agreement or any of the other Financing Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Financing Agreements and no Default or Matured Default under this Agreement or any of the other Financing Agreements, shall be deemed to have been suspended or waived by the Agent or the Required Lenders unless such suspension or waiver is in writing signed by an officer of the Agent or each of the Required Lenders (as applicable) and is directed to Borrower specifying such suspension or waiver.
     8.18 Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered pursuant to this Agreement shall be in writing, and shall be sent by manual delivery, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to the party to be notified as follows:
     (a) If to the Agent at:
U.S. Bank National Association
950 Seventeenth Street, Suite 350
Denver, Colorado 80202
Attn: Jason Lueders
with a copy to:
Campbell Bohn Killin Brittan & Ray, LLC
270 St. Paul Street, Suite 200
Denver, Colorado 80206
Attn: Michael Killin

     (b) If to Borrower at:
John B. Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, IL 60007
Attn: Michael Valentine
with a copy to:
Jenner & Block LLP
One IBM Plaza
Chicago, IL 60611
Attn: Teri Lindquist
or, as to each party, addressed to such other address as shall be designated by such party in a written notice to the other parties. All such notices shall be deemed given on the date of delivery if manually delivered, on the date of sending if sent by facsimile transmission, on the first Business Day after the date of sending if sent by overnight courier, or three (3) days after the date of mailing if mailed.
     8.19 Regulatory Changes. In the event any Governmental Authority (i) subjects the Lenders or any of them or any of their respective lending offices to any new or additional charge, fee, withholding, duty or tax of any kind with respect to any Loans, Letters, LC Obligations or other Liabilities hereunder, (ii) changes the method or basis of taxation of such Loans, Letters, LC Obligations or other Liabilities, except for changes in the rate of tax on the overall net income of such Lender or its lending office imposed by the jurisdiction in which such Lender’s principal executive office or lending office is located, or (iii) changes the reserve or deposit requirements applicable to such Loans, Letters, LC Obligations or other Liabilities (including, without limitation, the imposition, modification or deemed application of any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, including any such requirement with respect to any LIBOR Rate Loans) against assets of, deposits with or for the account of any Lender, or its lending office, and including without limitation, the issuance of a request or directive regarding capital adequacy (whether or not having the force of law) that has the effect of reducing the rate of return on such Lender’s capital as a consequence of its obligations under this Agreement to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s policies with respect to capital adequacy)), then in any such event following receipt of a notice from such Lender (including a calculation of the amount of such costs or loss of income in reasonable detail), Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such costs or lost income resulting thereby as reasonably determined by such Lender.

     8.20 LIBOR Rate Loans. Without limiting the generality of Section 8.19, anything in this Agreement to the contrary notwithstanding, if any Lender shall notify the Agent that: (i) the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful to fund or maintain LIBOR Rate Loans (whether or not such assertion carries the force of law), (ii) deposits in U.S. Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for any requested Interest Period, (iii) by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate; (iv) that the applicable LIBOR Rate will not adequately and fairly reflect the cost to such Lender of funding their LIBOR Rate Loans for such Interest Period or (v) that the making or funding of LIBOR Rate Loans is impracticable for such Lender, the obligation of such Lender to make, rollover or to convert Loans into LIBOR Rate Loans shall be suspended until such Lender shall notify the Agent and Borrower that the circumstances causing such suspension no longer exist, and the existing LIBOR Rate Loans of such Lender shall automatically convert, on and as of the date of such notification, into Base Rate Loans; provided that each Lender represents and warrants to Borrower that as of the later of (i) the Closing Date or (ii) the date on which it shall have executed an Assignment and Acceptance pursuant to Section 8.22, it has no actual knowledge that any of the circumstances set forth above exist.
     8.21 Taxes. Without limiting the generality of Section 8.19:
     (a) Except as otherwise provided in Section 8.21(d), any and all payments by Borrower hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, deductions, charges or withholdings, and all liabilities with respect thereto, including without limitation, such taxes, deductions, charges, withholdings or liabilities whatsoever imposed, assessed, levied or collected by any taxing authority and all (other than to the extent due to the gross negligence or willful misconduct of any Lender) interest, penalties, expenses or similar liabilities with respect thereto (“Taxes”), excluding, however, from the definition of Taxes, in the case of each Lender and the Agent, taxes imposed on its income (including penalties and interest payable in respect thereof), and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Agent (other than payments for which taxes are withheld pursuant to the last sentence of Section 8.21(d)), (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.21) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made and (ii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, less any credits due to Borrower.
     (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter included within the definition of “Taxes”).
     (c) Borrower will indemnify each Lender and the Agent for the full amount of Taxes (including without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 8.21) paid by such Lender or the Agent (as the case may be) and any liability arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within five (5) days from the date such Lender or the Agent (as the case may be) makes written demand; provided however, to the extent that any Lender is reimbursed for any Taxes that were incorrectly or illegally asserted with respect to Borrower, such Lender shall promptly return to Borrower the amount of such reimbursement net of any costs of recovery incurred by such Lender and/or the Agent, together with any interest that may have been paid by the taxing jurisdiction with respect thereto, to the extent Borrower has actually paid such Lender with respect thereto.
     (d) Prior to the date of any Lender becoming a Lender hereunder, and from time to time thereafter if requested by Borrower or the Agent each Lender organized outside the United States shall provide the Agent and Borrower with the forms prescribed by the Internal Revenue Service of the United States (including, without limitation, Form W-8 BEN, Form W-8 ECI, or Form W-8 IMY) certifying such Lender’s complete exemption from United States withholding taxes with respect to all payments to be made to such Lender hereunder and under the Notes. Unless Borrower and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under any Note are not subject to United States withholding tax, Borrower or the Agent shall withhold taxes from such payments for the account and benefit of Borrower at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States; provided however, that all such withholding for such Lender shall cease upon delivery by such Lender of the applicable forms to Borrower and Agent.
     (e) Promptly after the date on which payment of any Taxes are due pursuant to applicable law, Borrower will, at the request of the Agent or any Lender, furnish to the Agent or such Lender evidence in form and substance satisfactory to the Agent or such Lender, that Borrower has met its obligations under this Section 8.21.
     (f) Without prejudice to the survival of any other agreement of Borrower, the agreement and obligations of Borrower contained in this Section 8.21 shall survive the payment in full of the Liabilities.
     8.22 Assignments and Participation.
     (a) After the Closing Date (and, provided that no Default has occurred and is continuing, subject to the prior written consent of Borrower, such consent not to be unreasonably withheld or delayed) each Lender may assign to any Person (the “Assignee”) all or a portion of its rights and obligations under this Agreement (including without limitation, all or a portion of its Commitments and the Notes held by it); provided however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender’s rights and obligations under this Agreement, (ii) the total amount of the Commitment or Commitments (based on the original Commitment or Commitments without giving effect to any repayments or prepayments) so assigned to an Assignee or to an Assignee and its affiliates taken as a whole shall equal or exceed the lesser of the total amount of the Commitment or Commitments held by the assigning Lender or $5,000,000, (iii) the remaining Commitment or Commitments (based on the original Commitment or Commitments without giving effect to any repayments or prepayments) held by the assigning Lender and its affiliates after giving effect to any such assignment shall equal or exceed $5,000,000, (iv) the assignment shall not be made to Borrower, an Affiliate or a guarantor of any of the Liabilities and shall not cause Borrower to incur any additional liability or expense and (v) the parties to each such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in substantially the form attached as Schedule B (“Assignment and Acceptance”), together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date on which such Assignment and Acceptance is accepted by the Agent, (vi) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender under the Financing Agreements and (vii) the Lender assignor thereunder shall be deemed to have relinquished its rights and to be released from its obligations under the Financing Agreements, to the extent (and only to the extent) that its rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under the Financing Agreements, such Lender shall cease to be a party thereto).
     (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Financing Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Financing Agreements or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Financing Agreements or any other instrument or document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of the Financing Agreements, together with copies of the financial statements referred to in Section 5.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this

Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under the Financing Agreements as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Financing Agreements are required to be performed by it as a Lender.
     (c) The Agent shall maintain at its address referred to in Section 8.18 a copy of each Assignment and Acceptance delivered to and accepted by it.
     (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance and (ii) give prompt notice thereof to Borrower. Within five (5) Business Days after its receipt of such notice, Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes, a new Note or new Notes to the order of such Assignee in an amount equal to the Commitment or Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment or Commitments, a portion of which has been assigned, a new Note or New Notes to the order of the assigning Lender in an amount equal to the Commitment or Commitments retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit 2A. Upon receipt by the Agent of such new Note or Notes conforming to the requirements set forth in the preceding sentences, the Agent shall return to Borrower such surrendered Note or Notes, marked to show that such surrendered Note or Notes has (have) been replaced, renewed and extended by such new Note or Notes.
     (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including without limitation, all or a portion of its Commitments and the Note held by it); provided however, that (i) such Lender’s obligations under this Agreement (including without limitation, its Commitments to Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the sale of the participation will not cause Borrower to incur any additional liability, and (v) Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, provided that no participant shall be entitled to recover under the above-described provisions an amount in excess of the proportionate share which such participant holds of the original aggregate principal amount hereunder to which the assigning Lender would otherwise be entitled.
     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.22, disclose to the assignee or participant or proposed assignee or participant, any information relating to Borrower furnished to such

Lender by or on behalf of Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing to preserve the confidentiality of any confidential information relating to Borrower received by it from such Lender.
     (g) Any Lender may assign and pledge all or any of the instruments held by it as collateral security; provided that any payment made by Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Financing Agreements shall satisfy Borrower’s obligations under the Financing Agreements in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.
     8.23 Maximum Interest. No agreements, conditions, provisions or stipulations contained in this Agreement or in any of the other Financing Agreements, or any Default or Matured Default, or any exercise by the Agent of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever, contained in this Agreement or any of the other Financing Agreements, or the arising of any contingency whatsoever, shall entitle the Agent to collect, in any event, interest exceeding the maximum authorized by law, and in no event shall Borrower be obligated to pay interest exceeding such rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the maximum allowed by law, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such maximum interest allowed by law. In the event any interest is charged in excess of the maximum allowed by law (“Excess”), and such Excess shall be, first, applied to reduce the principal of any Liabilities due, and, second, returned to Borrower, it being the intention of the parties not to enter at any time into a usurious or otherwise illegal relationship. Borrower and the Agent both recognize that, with fluctuations of index rates and applicable margins, such an unintentional result could inadvertently occur. By the execution of this Agreement, Borrower covenants that: (a) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess; and (b) Borrower shall not seek or pursue any other remedy, legal or equitable, against the Agent based, in whole or in part, upon the charging or receiving of any interest in excess of the maximum authorized by law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Agent, all interest at any time contracted for, charged or received by the Agent in connection with the Liabilities shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement.
     8.24 Additional Advances. All fees, charges, expenses, costs, expenditures, obligations, liabilities, losses, penalties and damages incurred or suffered by the Agent and for which Borrower is bound to indemnify or reimburse the Agent under this Agreement (other than those which may be paid without demand, by the Agent initiated Advances pursuant to Section 2.1) may, at the option of the Agent, be paid by Agent-initiated Advances pursuant to Section 2.1 if such amounts remain unpaid for a period of ten (10) days after the Agent has made demand.

     8.25 Credit Agreement Controls. If there are any conflicts or inconsistencies among this Agreement and any of the other Financing Agreements, except the Intercreditor Agreement, the provisions of this Agreement shall prevail and control.
     8.26 Obligations Several. The obligations of each Lender under each Financing Agreement to which it is a party are several, and no Lender shall be responsible for any obligation or Commitment of any other Lender under any Financing Agreement to which it is a party. Nothing contained in any Financing Agreement to which it is a party, and no action taken by any Lender pursuant thereto, shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture, or any other kind of entity.
     8.27 Pro Rata Treatment. All Loans under, and all payments and other amounts received in connection with, this Agreement (including, without limitation, amounts received as a result of the exercise by any Lender of any right of set-off), shall be effectively shared by the Lenders ratably in accordance with the respective Pro Rata Percentages of the Lenders. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the principal of, or interest on, or fees in respect of, any Note held by it (other than pursuant to Sections 2.3(b), 2.5(a), 8.19, 8.20 or 8.21 or the normal and customary processing fees charged by an Issuer in connection with the Issuance of or drawings under a Letter) such Lender shall deliver such payments and other amounts received to the Agent for application in accordance with this Agreement and the Intercreditor Agreement provided however, that if all or any portion of such payment or other amounts received is thereafter recovered from such Lender, such payment or other amounts received and paid over to the Agent shall be returned by the Agent to such Lender (subject to the rights of the Agent to be reimbursed and indemnified by all the Lenders and to be reimbursed and indemnified in accordance with the Intercreditor Agreement). Borrower agrees that any Lender making payment to the Agent pursuant to this Section 8.27 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect all or any portion of such payment or other amounts received that are thereafter recovered from such Lender as fully as if such Lender were the direct creditor of Borrower in the amount of such recovery. The terms of this Section 8.27, and other terms of this Agreement regarding payments by the Agent to the Lenders shall be subject to the terms of the Intercreditor Agreement.
     8.28 Confidentiality. Each of the Agent and the Lenders agrees that it will use its best efforts to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound banking practices any proprietary information of Borrower, designated in writing by Borrower, as being proprietary and confidential; provided that the Agent or any Lender may disclose any such information (a) to enable it to comply with any Governmental Requirement or other regulatory authority (including any self-regulatory organization having or claiming to have jurisdiction over such Lender) applicable to it, (b) in connection with the defense of any litigation or other proceeding brought against it arising out of the transactions contemplated by this Agreement and the other Financing Agreements, (c) in connection with the supervision and enforcement of the rights and remedies of the Agent and Lenders under any Financing Agreement and (d) as set forth in Section 8.22.

Notwithstanding anything to the contrary in this Agreement, each Lender (or its representatives, agents or employees) may (i) consult any tax advisor regarding the tax treatment and tax structure of the transaction contemplated by this Agreement and (ii) may at any time disclose to any person, without limitation of any kind, the tax treatment and tax structure of such transaction and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment or tax structure. The preceding sentence is intended to satisfy the requirements for the transaction contemplated herein to avoid classification as a “confidential transaction” for purposes of Treasury Regulations Section 1.6011-4(b)(3) and shall be interpreted consistent with such intent. This authorization is not intended to permit disclosure of any information that is unrelated to the tax treatment or tax structure of any transaction contemplated hereby, including, without limitation, any pricing or financial information, except in each case to the extent such information is related to the tax treatment or tax structure of any such transaction.
     8.29 Independence of Covenants. All covenants under this Agreement and the other Financing Agreements shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or a Matured Default if such action is taken or condition exists.
     8.30 Amendments and Waivers. (a) Except as provided in the following Sections 8.30(b) and (c), any term, covenant, agreement or condition of this Agreement or the other Financing Agreements may be amended only by a written amendment executed by Borrower, the Required Lenders and, if the rights or duties of the Agent or Issuer are affected thereby, the Agent and such Issuer, respectively, or compliance therewith only may be waived (either generally or in a particular instance and either retroactively or prospectively), if Borrower shall have obtained the consent in writing of the Required Lenders and, if the rights or duties of the Agent are affected thereby, the Agent, provided however, that without the consent in writing of the holders of all outstanding Notes and LC Obligations, or of all Lenders if no Notes or Letters are outstanding, no such amendment or waiver shall (i) change the amount or postpone the date of payment of any scheduled payment or required payment of principal of the Notes or LC Obligations or reduce the rate or extend the time of payment of interest on the Notes, or reduce the amount of principal thereof, or modify any of the provisions with respect to the payment or prepayment thereof, (ii) give to any Note any preference over any other Notes, (iii) amend the definition of Required Lenders, (iv) alter, modify or amend the provisions of Section 8.27 or of this Section 8.30, (v) increase the total amount or extend the term of any of the Commitments, (vi) amend the definition of Borrowing Base (including any amendment of the definitions used therein and including any amendment of the advance rates included in that definition) that would have the effect of increasing the Borrowing Base Limit, (vii) reduce the fees required under Section 2.5, (viii) alter, modify or amend the provisions of Sections 7.1 or 7.2 of this Agreement, or (ix) alter, modify or amend any Lender’s right hereunder to consent to any action, make any request or give any notice.
     (b) Provided that a Default or a Matured Default has not occurred and is continuing, this Agreement may be amended from time to time to increase the total amount of the Line of

Credit Loan Commitments to an amount not exceeding $125,000,000 in the aggregate by one or more written amendments executed by Borrower, the Agent and one or more Lenders (together with new Notes and other Financing Agreements as may be reasonably required by the Agent). Subject to the following Section 8.30(c), any such increase shall be allocated to new or existing Lenders at the discretion of the Agent and Borrower.
     (c) Without the consent in writing of the affected Lender, no amendment or waiver shall increase the amount of or the Pro Rata Percentage of any Commitment of such Lender (but the amount of or the Pro Rata Percentage of any Commitment of such Lender may be decreased without the consent of such Lender).
     (d) Any amendment or waiver made in accordance with this Section 8.30 shall apply equally to all Lenders and all the holders of the Notes and/or LC Obligations and shall be binding upon them, upon each future holder of any Note or LC Obligation and upon Borrower, whether or not such Note or Letter shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived.
     8.31 Replacement of a Lender. If a Lender (other than the Agent as a Lender) becomes a Replacement Candidate (as defined below), Borrower shall have the right to require such Lender to assign to another lender or other institution selected by Borrower and reasonably satisfactory to the Agent (which may be one or more of the Lenders) the Commitments and the Notes held by such Lender pursuant to the terms of an appropriately completed Assignment and Acceptance in accordance with Section 8.22; provided, that neither the Agent nor any Lender shall have any obligation to Borrower to find any such lender or other institution and in order for Borrower to replace a Lender, Borrower must require such replacement within three (3) months of the date the Lender became a Replacement Candidate. Each Lender (other than the Agent as a Lender) agrees to its replacement at the option of Borrower pursuant to this Section 8.31; provided, that the assignee selected by Borrower shall purchase such Lender’s interest in the Loans and Liabilities owed to such Lender for cash in an aggregate amount equal to the aggregate unpaid principal thereof, all unpaid interest accrued thereon, all unpaid fees accrued for the account of such Lender and all other amounts then owing to such Lender hereunder or under any other Financing Agreement. A Lender will become a “Replacement Candidate” if (i) it has made a demand under Sections 8.19, 8.20 or 8.21, (ii) it has defaulted on any obligation under this Agreement or (iii) it has become insolvent and its assets become subject to a receiver, liquidator, trustee, custodian, or other officer having similar powers. The rights of Borrower under this Section 8.31 shall be in addition to any other rights or remedies Borrower may have at law or in equity as a result of the events described in the definition of “Replacement Candidate”.
     8.32 Representations by the Lenders. Each Lender represents that it is the present intention of such Lender, as of the date of its acquisition of the Notes, to acquire the Notes for its account or for the account of its affiliates, and not with a view to the distribution or sale thereof that would be in violation of any applicable laws, and, subject to any applicable laws, the disposition of such Lender’s property shall at all times be within its control. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be transferred, sold or otherwise disposed of except (a) in a registered offering under the Securities Act; (b) pursuant to an exemption from the registration provisions of the Securities Act; or (c) if the Securities Act shall not apply to the Notes or the transactions contemplated by the Financing Agreements. Nothing in this Section 8.32 shall affect the characterization of the Loans and the transactions contemplated hereunder as commercial lending transactions.
     8.33 Counterparts and Facsimile Signatures. This Agreement, any other Financing Agreement and any subsequent amendment to any of them may be executed in several counterparts, each of which shall be construed together as one original. Facsimile signatures on this Agreement, any other Financing Agreement and any subsequent amendment to any of them shall be considered as original signatures.
     8.34 Set-off. Borrower gives and confirms to each Lender a right of set-off of all moneys, securities and other property of Borrower (whether special, general or limited) and the proceeds thereof, at any time delivered to remain with or in transit in any manner to such Lender, its correspondent or its agents from or for Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of such Lender in any way, and also, any balance of any deposit accounts and credits of Borrower with, and any and all claims of security for the payment of the Liabilities owed by Borrower to such Lender, contracted with or acquired by the Lender, whether such liabilities and obligations be joint, several, absolute, contingent, secured, unsecured, matured or unmatured, and Borrower authorizes such Lender at any time or times, without prior notice, to apply such money, securities, other property, proceeds, balances, credits of claims, or any part of the foregoing, to such liabilities in such amounts as it may select, whether such Liabilities be contingent, unmatured or otherwise, and whether any collateral security in support thereof is deemed adequate or not. The rights described herein shall be in addition to any collateral security described in any separate agreement executed by Borrower. THE LENDERS ACKNOWLEDGE THAT PART OF THE COLLATERAL IS REAL PROERTY LOCATED IN CALIFORNIA AND THAT THE EXERCISE OF A RIGHT OF SETOFF OR OTHER INDEPENDENT EXERCISE OF ANY RIGHTS OR REMEDIES BY A LENDER WITH RESPECT TO ANY OF THE LIABILITIES COULD AFFECT THE RIGHTS OF THE AGENT TO EXERCISE ITS RIGHTS AND REMEDIES ON BEHALF OF THE LENDERS. NOTWITHSTANDING THE FOREGOING OR ANYTHING SET FORTH IN THIS AGREEMENT OR IN ANY OTHER FINANCING AGREEMENT, NO LENDER SHALL EXERCISE A RIGHT OF SETOFF OR EXERCISE ANY OTHER RIGHTS OR REMEDIES WITH RESPECT TO ANY OF THE LIABILITIES WITHOUT THE PRIOR WRITTEN CONSENT OF THE AGENT.
     8.35 Binding Effect. This Agreement and all of the other Financing Agreements set forth the legal, valid and binding obligations of Borrower, the Agent and the Lenders and are enforceable against Borrower in accordance with their respective terms. Should more than one Person be a Borrower under this Agreement or any Note, the obligations of each such Person shall be joint and several. The Lenders may settle, release, compromise, collect or otherwise liquidate the obligations of any Borrower, any guarantor of such obligations, and any security or collateral for such obligations or for any such guaranty, in any manner, without affecting or impairing the obligations of any Borrower.
     8.36 Patriot Act. Each Lender subject to the Act and the Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and each guarantor of the Liabilities, which information includes the name and address of the Borrower and each guarantor of the Liabilities and other information that will allow such Lender or the Agent, as applicable, to identify the Borrower and each guarantor of the Liabilities in accordance with the Act.
     8.37 Waiver of Defaults Under Prior Agreement. Prior to the date of this Agreement, Borrower failed to maintain compliance with Section 9.6 of the Prior Agreement, Financial Covenants and Ratios, (the “Financial Covenants Violation”). In addition, as a result of the failure to meet such financial covenants, Borrower was also in default (the “Note Default”) under the terms of the Note Purchase Agreement, which default was a Matured Default in accordance with Subsection (l) of the definition of “Matured Default” as set forth in Section 1 of the Prior Agreement (the “Cross Default”). The Financial Covenants Violation was also a Matured Default in accordance with Subsection (p) of the definition of “Matured Default” as set forth in Section 1 of the Prior Agreement. The Lenders hereby consent to the Financial Covenants Violation and the Cross Default, and waive their rights powers and remedies with respect to the Financial Covenants Violation and the Cross Default. Notwithstanding the foregoing waiver and consent, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by Borrower of all terms of this Agreement or any other Financing Agreement, including without limitation, the terms of Section 5.6 of this Agreement, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the this Agreement or any other Financing Agreement.
     8.38 FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER FINANCING AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
{SIGNATURE PAGE FOLLOWS}

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

JOHN B. SANFILIPPO & SON, INC., a Delaware corporation
By	/s/ Michael J. Valentine
Its Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION as Agent and as a Lender
By	/s/ Jason Lueders
Its Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By	/s/ Robert M. Swanson
Its Senior Vice President

ING CAPITAL LLC, as a Lender
By	/s/ William B. Redmond
Its Managing Director

Schedule A to
Amended and Restated Credit Agreement
Lenders’ Commitments
Line of Credit Loan Commitments

Name of Lender	Pro Rata Percentage	Maximum $
U.S. Bank	45.000000000%	$45,000,000
LaSalle Bank National Association	35.000000000%	$35,000,000
ING Capital LLC	20.000000000%	$20,000,000

TOTAL:	100%	$100,000,000

Schedule B to
Amended and Restated Credit Agreement
Form of Assignment and Acceptance
Assignment and Acceptance
Dated: [Insert Date]
     Reference is made to that certain Amended and Restated Credit Agreement dated as of July 25, 2006 (as modified, amended, extended or renewed from time to time, the “Credit Agreement”) by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (the “Agent”). Terms defined in the Credit Agreement and not defined herein are used herein with the same meaning.
     NOW, THEREFORE, [Insert Name of Lender Making Assignment] (the “Assignor”) and [Insert Name of Lender Receiving Assignment] (the “Assignee”) agree as follows:
     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor [Insert % Amount]% of the Line of Credit Loan Commitments (out of the [Insert % Amount]% which Assignor holds) together with all of the Assignor’s related rights and obligations under the Credit Agreement as of the Effective Date (as defined below).
     2. The Assignor: (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Financing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Financing Agreement or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Financing Agreement or any other instrument or document furnished pursuant thereto; {Select Alternative} [and (d) attaches the Line of Credit Note payable to the Assignor and requests that the Agent exchange such Line of Credit Note for new Line of Credit Notes as follows: a Line of Credit Note dated [Insert Date — Same Date as Old Note] in the principal amount of $[Insert $ Amount], payable to the order of the Assignee and a Line of Credit Note dated [Insert Date — Same Date as Old Note] in the principal amount of $[Insert $ Amount], payable to the order of the Assignor] [and (d) has delivered and endorsed the Line of Credit Note held by the Assignor to the Assignee, payable to the order of the Assignee].
     3. The Assignee: (a) confirms that it has received copies of the Financing Agreements, together with copies of the most recent financial statements referred to in Section 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Agent to take such action on the Assignee’s behalf and to exercise such powers under the Financing Agreements as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Financing Agreements are required to be performed by the Assignee as a Lender; (e) (if such Assignee is a bank or financial institution organized outside the United States) agrees that it will deliver to the Agent and the Borrower the forms prescribed by the Internal Revenue Service of the United States (including without limitation, Form W-8 BEN, Form W-8 ECI, or Form W-8 IMY) certifying such Assignee’s exemption from United States withholding taxes with respect to all payments to be made to such Assignee under its Notes and under any other Financing Agreement; and (f) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.
     4. The effective date for this Assignment and Acceptance shall be [Agent inserts date of its acceptance] (the “Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.
     5. Upon such acceptance and recording, as of the Effective Date: (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Financing Agreements; and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Financing Agreements and in the event that the Assignor has assigned to the Assignee hereunder all of its rights and obligations under the Credit Agreement and the other Financing Agreements, the Assignor shall cease to be a party to the Credit Agreement and such other Financing Agreements.
     6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.
     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Colorado.
     IN WITNESS WHEREOF, the parties hereto, by their respective officers thereunto duly authorized, have executed this Assignment and Acceptance effective as of the day first written above.

[NAME OF ASSIGNOR]
By:

Title:

[NAME OF ASSIGNEE]
By:

Title:

Address for Notices:

Accepted this: [Insert Date].

U.S. BANK NATIONAL ASSOCIATION 950 Seventeenth Street, Suite 350 Denver, Colorado 80202 Telephone: (303) 585-4906 Facsimile: (303) 585-4732
By:

Its:

Exhibit 1A to
Amended and Restated Credit Agreement
Acceptable Countries for Cash Against Document Sales
and Account Debtors Not Subject to Concentration Rule
Acceptable Countries for Cash Against Document Sales:
Australia
Austria
Belgium
Denmark
France
Germany
Greece
Hong Kong
Italy
Japan
Republic of Korea
Netherlands
Spain
Sweden
Taiwan
United Kingdom
Account Debtors Not Subject to Concentration Rule:
Walmart
COSTCO
Frito-lay
Safeway
Kraft
Super Value
SYSCO
US Food Service
Dreyer’s
Publix
Loblaws

Exhibit 2A to
Amended and Restated Credit Agreement
Form of Line of Credit Note
FORM OF LINE OF CREDIT NOTE

$[Insert Amount]	Denver, Colorado
July [Insert Date], 2006
     FOR VALUE RECEIVED, the undersigned JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (hereinafter referred to as “Borrower”), promises to pay to the order of [Insert Name of Lender] (hereinafter referred to as “Lender”), at such place as U.S. Bank National Association, as agent for the Lender, may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of [Insert Amount] ($[Insert Amount]) or so much thereof as may be advanced and be outstanding, together with interest on any and all principal amounts outstanding calculated in accordance with the provisions set forth below. This Note is issued under that certain Amended and Restated Credit Agreement of even date herewith (as the same may be amended, replaced, restated and/or supplemented from time to time, the “Credit Agreement”) between Borrower, U.S. Bank National Association, a national banking association, as agent (the “Agent”), Lender and the other lenders identified therein (collectively the “Lenders”).
     Capitalized terms used and not defined herein shall have the meanings given to such terms in the Credit Agreement.
     The outstanding Loans hereunder shall be maintained as more fully provided in the Credit Agreement. The Borrower shall have the right to make prepayments of principal only in accordance with the Credit Agreement.
     Borrower shall pay interest on the unpaid principal amount of each Loan made by the Lender from the date of such Loan until such principal amount shall be paid in full, at the times and at the rates per annum set forth in the Credit Agreement.
     The unpaid balance of this obligation at any time shall be the total amounts advanced hereunder by the Lender, together with accrued and unpaid interest, less the amount of payments made hereon by or for the Borrower, which balance may be endorsed hereon from time to time by the Lender.
     In addition to the repayment requirements imposed upon the Borrower under the Credit Agreement, together with the agreements referred to therein, the principal and interest owing under this Note shall be due and payable in full on the Maturity Date, without presentment, demand, protest or further notice (including without limitation, notice of intent to accelerate and notice of acceleration) of any kind, all of which are expressly waived by the Borrower. Time is of the essence hereof.
     Interim payments made by Borrower pursuant to and in accordance with the Credit Agreement shall be applied as provided therein.
     Should any Matured Default occur and be continuing, then all sums of principal and interest outstanding hereunder may be declared immediately due and payable in accordance with the Credit Agreement, without presentment, demand or notice of dishonor, all of which are expressly waived, and the Lender may have no further obligation to make Loans pursuant to the terms of the Credit Agreement.
     The obligations of the Borrower to the Lender hereunder and under the Credit Agreement are secured by the Collateral granted to the Agent, for the ratable benefit of the Lenders pursuant to and as set forth in the Credit Agreement.
     This Note shall be construed in accordance with the laws of the State of Colorado.

JOHN B. SANFILIPPO & SON, INC., a Delaware corporation

By
Its

Exhibit 2B to
Amended and Restated Credit Agreement
Form of Notice of Conversion/Continuation
NOTICE OF CONVERSION/CONTINUATION
     Pursuant to the Amended and Restated Credit Agreement dated as of July 25, 2006 (said Amended and Restated Credit Agreement, as amended, supplemented, or otherwise modified to the date hereof, being the “Credit Agreement”), by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (“Borrower”), THE FINANCIAL INSTITUTIONS PARTY THERETO as Lenders (“Lenders”), and U.S. BANK NATIONAL ASSOCIATION, as agent for Lenders, Borrower requests that a loan be made according to the information below.
     Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.
     Conversion of Prime Rate Loan for New LIBOR Rate Loan

Facility:

Amount to convert for new LIBOR Rate Loan:	$

Initial LIBOR Interest Period requested:

Requested date of conversion:

     Total Conversion of LIBOR Rate Loan for New Prime Rate Loan

Facility:

Amount of LIBOR Rate Loan:	$

     Continuation/Conversion of LIBOR Rate Loan

Facility:

Amount of existing LIBOR Rate Loan:	$

Conversion from Prime Rate Loan, if applicable:	$

Conversion to Prime Rate Loan, if applicable:	$

Amount to remain as LIBOR Rate Loan:	$

Maturity date of existing LIBOR Interest Period:

New LIBOR Interest Period requested:

     The undersigned officer, to the best of his or her knowledge, and Borrower certify that no Default or Event of Default has occurred and is continuing under the Credit Agreement.
     DATED:

JOHN B. SANFILIPPO & SON, INC.

By

Title

Exhibit 3A to
Amended and Restated Credit Agreement
List of Closing Documents
1.	This Amended and Restated Credit Agreement

2.	The Line of Credit Notes

3.	The Security Agreement

4.	The mortgage (covering the real property in Kane County, Illinois) and the deed of trust (covering the real property in Merced County, California)

5.	Commitment for a Mortgagee’s Title Insurance Policy, with all endorsements as required by the Agent (minimum is Variable Rate, Future Advance and Last Dollar) providing total coverage of $65,000,000 with respect to the property covered by the mortgage and the deed of trust

6.	ALTA Survey with Flood Plain designations with respect to the property covered by the mortgage and a Survey with Flood Plain designations with respect to the property covered by the deed of trust

7.	Phase I Environmental Assessment Report with respect to the property covered by the mortgage and the deed of trust

8.	An “As-is” appraisals of the with respect to the property covered by the mortgage and the deed of trust which shall contain a certification that the appraiser’s analysis, opinions, and conclusions conform with the regulations promulgated by the Office of the Comptroller of the Currency under Title XI of the Federal Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as well as the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Appraisal Institute

9.	The Intercreditor Agreement

10.	UCC Search Report

11.	UCC-1 Financing Statement

12.	Secretary’s Certificate as to Directors’ Resolutions

13.	Certificate of Good Standing

14.	Articles of Incorporation

15.	Bylaws

16.	Opinions of Legal Counsel

17.	Certificates of Insurance

18.	Notice of Authorized Borrowers

19.	Deposit Account Control Agreement with LaSalle Bank National Association

20.	Trademark License Agreement

Exhibit 4A to
Amended and Restated Credit Agreement
Disclosure Schedule

Part 1:	Judgments, Litigation, Claims and Proceedings

None.

Part 2:	Defaults and Disputes

None.

Part 3:	Licenses, Patents, Copyrights, Trademarks, Trade Names and Applications

See Attached.

Continuation of Exhibit 4A to
Amended and Restated Credit Agreement
Disclosure Schedule (Continued)

Part 4:	Tax Liability Claims

None.

Part 5:	Other Indebtedness

			Outstanding	Description of
Indebtedness	Nature of Indebtedness	Obligor	6/29/06	any Lien
Long Term Notes (various lenders)	Financing for new facility consolidation project	Borrower	61,338,889	None.
IRB Financing Irrevocable LC for $6,035,864.71	Used to finance the construction and equipping of Borrower’s Bainbridge Georgia facility	Borrower	5,865,000	Security interest granted in equipment and buildings.
Capital Equipment Leases	Leases for Equipment	Borrower	120,486	Security interest in equipment.
Standby Letters of Credit	Primarily insurance related	Borrower	3,194,280	None.

Part 6: Other Names Used by Borrower
1. John B. Sanfilippo & Son, Inc.
2. Sunshine Nut Co., Inc.
3. The Home Economist
4. JBS International, Inc.
5. Chicago’s Hometown Nut

Continuation of Exhibit 4A to
Amended and Restated Credit Agreement
Disclosure Schedule (Continued)
Part 7: Affiliates
1.	Heartland Advisors, Inc. owns approximately ten percent (10%) of the Borrower’s common stock.

2.	The Baupost Group LLC owns approximately ten percent (10%) of the Borrower’s common stock.

3.	Marian R. Sanfilippo is a member of the Sanfilippo control group.

4.	Lisa A. Evon is a member of the Sanfilippo control group.
Part 8: Environmental Matters
All matters disclosed on that certain Phase I environmental site assessment dated as of November 15, 2004 and prepared by Pioneer Engineering & Environmental Service, Inc. with respect to the real property in Kane County, Illinois, and that certain Phase I environmental site assessment dated as of June 28, 2006 and prepared by Anton Geological with respect to the real property in Merced County, California.

Exhibit 5A to
Amended and Restated Credit Agreement
Compliance Certificate
         Pursuant to Section 5.1 of the Amended And Restated Credit Agreement dated July [Insert Date], 2006 (as may be amended, replaced, restated or supplemented from time to time, the “Credit Agreement”) by and between John B. Sanfilippo & Son, Inc., a Delaware corporation (“Borrower”), the financial institutions party to the Credit Agreement (collectively the “Lenders”) and U.S. Bank National Association in its capacity as the Agent (the “Agent”), the undersigned certifies to the Agent and the Lenders as follows:
1.	The financial statements of Borrower, attached hereto, for the period ending (the “Financial Statements”), have been prepared in accordance with the requirements of Section 5.1 of the Credit Agreement and have been delivered on or before the date they are due.

2.	The representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof (subject to the qualifications set forth therein).

3.	Borrower is in compliance with all of the affirmative and negative covenants set forth in Sections 5 and 6 of the Credit Agreement as of the date hereof.

4.	Specifically, as of the date of the Financial Statements:
a.	At the end of each month Borrower’s “Working Capital” (as described in the Credit Agreement) is required not to be less than $75,000,000; Borrower’s actual Working Capital as so described is $_________.
In Compliance:             Yes ___      No ___

b.	At the end of each month Borrower’s “Adjusted Borrowing Base Limit II” (as described in the Credit Agreement) is required not to be less than $10,000,000; Borrower’s actual Adjusted Borrowing Base Limit II as so described is $_________.
In Compliance:       Yes ___      No ___
c.	At the end of each fiscal quarter at which Borrower’s “Adjusted Borrowing Base Limit III” (as described in the Credit Agreement) is less than $20,000,000, Borrower’s “Fixed Charge Coverage Ratio“ (as described in the Credit Agreement) is required not to be less than 1.10 to 1; Borrower’s actual Adjusted Borrowing Base Limit III as so described is $_________, and, if applicable, Borrower’s actual Fixed Charge Coverage Ratio as so described is _________.
In Compliance:             Yes ___      No ___
d.	Borrower is not allowed to: (i) purchase, invest in or otherwise acquire (including acquisitions through capitalized leases) additional real estate, equipment or other fixed assets in connection with the Project (as described in the Credit Agreement), in excess $110,000,000, in aggregate, over fiscal years 2004 through and including 2008 (“Project Related Capital Expenditures”) or (ii) purchase, invest in or otherwise acquire (including acquisitions through capitalized leases) additional real estate, equipment or other fixed assets (including Project Related Capital Expenditures) in any fiscal year, in an amount in excess of $13,000,000 in the aggregate in any such fiscal year; it being agreed that the maximum permissible expenditures in clauses (i) and (ii) shall be cumulative and expenditures under one clause shall not reduce the permitted amounts expendable under the other clause; Borrower’s actual year-to-date Project Related Capital Expenditures are $_________ and Borrower’s other actual year-to-date capital expenditures as so described are $_________.
In Compliance:             Yes ___      No ___
e.	The Applicable Margin (as described in the Credit Agreement) is determined in accordance with a Financial Performance Level (as described in the Credit Agreement), which, in turn, is determined by the Borrower’s “Adjusted Borrowing Base Limit I” (as described in the Credit Agreement). As of _________ (the most recent fiscal quarter end), Borrower’s actual Adjusted Borrowing Base Limit I as so described was $_________ and the Financial Performance Level was _________.

5.	All adjustments and calculations related to the amounts set forth in each of 4a through 4e are attached hereto.
Dated: _____________________, 200__

JOHN B. SANFILIPPO & SON, INC.

By

Its:

Schedule 4.a. Working Capital

Current Assets	$

Minus Current Liabilities	$

Working Capital	$

Calculated in accordance with the following:
“Working Capital” shall mean as of any particular date, Borrower’s combined current assets, less Borrower’s combined current liabilities determined in accordance with GAAP, provided, however (a) temporary long-term debt reclassifications as current liabilities (including during a Sharing Period) shall not be included as current liabilities, and (b) the aggregate amount of Loans outstanding shall be included as current liabilities regardless of their maturity.
Schedule 4.b. Adjusted Borrowing Base Limit II

Line of Credit Loan Commitment	$

Borrowing Base Limit (Borrowing Base minus outstanding Liabilities)	$

Available Amount (Commitment minus outstanding Liabilities)	$

Adjusted Borrowing Base Limit II	$

Calculated in accordance with the following:
“Adjusted Borrowing Base Limit II” shall mean, at any time, (a) prior to any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount plus the lesser of (A) the positive difference, if any, of the Borrowing Base minus the total amount of the Line of Credit Loan Commitment, or (B) $10,000,000, or (b) after any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount.

Schedule 4.c.	Fixed Charge Coverage Ratio
If Adjusted Borrowing Base Limit III is less than $20,000,000

Line of Credit Loan Commitment	$

Borrowing Base Limit (Borrowing Base minus outstanding Liabilities)	$

Available Amount (Commitment minus outstanding Liabilities)	$
Adjusted Borrowing Base Limit III	$

Calculated in accordance with the following:
“Adjusted Borrowing Base Limit III” shall mean, at any time, (a) prior to any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount plus the lesser of (A) the positive difference, if any, of the Borrowing Base minus the total amount of the Line of Credit Loan Commitment, or (B) $20,000,000, or (b) after any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount.

Net Income		$

Plus Provision For Income Taxes		$

Plus Interest Expense		$

Plus Depreciation Expense		$

Plus Amortization Expense		$

Plus Other Non-cash Expenses or Charges		$

Minus Non-Operating Gains		$

Plus Non-Operating Losses		$

EBITDA		$

Minus Cash Income Taxes Paid		$

Minus Cash Dividends and/or Amounts Paid to Redeem Stock		$

Minus the Lesser of:
Capital Expenditures	$

Depreciation Expense	$	$

Plus Rent and Other Lease Expense		$

Unallocated EBITDA		$

Principal Due or Paid On Long Term Debt	$

Plus Cash Interest Paid	$

Plus Rent and Other Lease Expense	$

Divided By Total		$

Fixed Charge Coverage Ratio

Schedule 4.d. Capital Expenditure Limitations
Listing of Project Related Capital Expenditures:

$

$

$

$

$

$

$

$

$

$

$

$

Total Project Related Capital Expenditures	$

Listing of Other Capital Expenditures:

$

$

$

$

$

$

$

$

$

$

$

$

Total Other Capital Expenditures	$

Schedule 4.e. Financial Performance Level

Line of Credit Loan Commitment	$

Borrowing Base Limit (Borrowing Base minus outstanding Liabilities)	$

Available Amount (Commitment minus outstanding Liabilities)	$

Adjusted Borrowing Base Limit I	$

Calculated in accordance with the following:
“Adjusted Borrowing Base Limit I” shall mean, at any time, (a) prior to any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount plus the lesser of (A) the positive difference, if any, of the Borrowing Base minus the total amount of the Line of Credit Loan Commitment, or (B) $25,000,000, or (b) after any increase of the total amount of the Line of Credit Loan Commitment per Section 8.30(b) an amount equal to the lesser of (i) the Borrowing Base Limit, or (ii) the Available Amount.

Financial
Performance
Level	Adjusted Borrowing Base Limit I
Level 1	Less than or equal to $20,000,000
Level 2	Less than or equal to $40,000,000 but greater than $20,000,000
Level 3	Less than or equal to $60,000,000 but greater than $40,000,000
Level 4	Less than or equal to $80,000,000 but greater than $60,000,000
Level 5	Greater than $80,000,000
Financial Performance Level Is

Exhibit 6A to
Amended and Restated Credit Agreement
Permitted Dispositions of Property
Dispositions of property as described as part of the Project.

AMENDED AND RESTATED CREDIT AGREEMENT
BETWEEN
U.S. BANK NATIONAL ASSOCIATION AS AGENT AND LENDER
THE OTHER FINANCIAL INSITUTIONS AS LENDERS
AND
JOHN B. SANFILIPPO & SON, INC.
Dated as of July 25, 2006

Thursday, July 13, 2006	Trademark List	Page: 1

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

BAKING CLASSICS		3159511553B/	76/977077		2909153	Registered
		United States of America	11-May-2001	11-Dec-2001	07-Dec-2004	07-Dec-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Shelled nuts and flaked and prepared coconut.

BAYOU BLEND		3159511308/	75/11 5602		2145318	Registered
		United States of America	07-Jun-1996	24-Jun-1997	17-Mar-1998	17-Mar-2008
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Snack mix consisting primarily of sesame sticks, cajun-seasoned sesame sticks and toffee-coated peanuts, and also containing processed peanuts.

CHEF’S NATURALS		3159511278/	75/106271		2148221	Registered
		United States of America	20-May-1996	18-Mar-1997	31-Mar-1998	31-Mar-2008
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Shelled nuts.

Thursday, July 13, 2006	Trademark List	Page: 2

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

CHICAGO’S HOMETOWN NUT		3159511618/	78/259471		2826758	Registered
		United States of America	06-Jun-2003		23-Mar-2004	23-Mar-2014
	Class(es):	29, 30, 31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Shelled and roasted nuts; snack mixes consisting primarily of processed nuts; candied nuts; processed flavored nuts. 30/Chocolate covered nuts. 31/Unprocessed and unshelled nuts and seeds.

Design of Three Trees		3159510360/	74/088841		1683893	Registered
		United States of America	17-Aug-1990		21 -Apr- 1992	21-Apr-2012
	Class(es):	29, 30, 31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies, and granola based snack foods.
31/Unprocessed seeds.

EVON’S		3159510271/	796912		505515	Registered
		Canada	08-Nov-l995		15-Dec-l998	15-Dec-2013
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Scott & Aylen		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510220		Resp. Office:	IL
Goods:	Processed nuts and dried fruits: candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies and granola-based snack foods. Processed nuts and dried fruits; candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies and granola-based snack foods: unprocessed seeds.

Thursday, July 13, 2006	Trademark List	Page: 3

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

EVON’S		3159510271/3	485-10		935	Registered
		Ecuador	23-Jun-1994		14-Jul-1995	14-Jul-2015
	Class(es):	31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Cavelier Abogados		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510190C		Resp. Office:	IL
	Goods:	All the products of class 31 international including unprocessed seeds.

EVON’S		3159510271/1	485-11		937	Registered
		Ecuador	23-Jun-1994		14-Jul-1995	14-Jul-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Cavelier Abogados		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510190A		Resp. Office:	IL
	Goods:	All the products of class 29 including processed nuts and dried fruits.

EVON’S		3159510271/2	485-09		936	Registered
		Ecuador	23-Jun-1994		14-Jul-1995	14-Jul-2015
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510190B		Resp. Office:	IL
Goods:
All products in international class 30, mainly candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies and granola-based snack foods and all the products of the class.

Thursday, July 13, 2006	Trademark List	Page: 4

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

EVON’S		3159510271/	65335/94		3340279	Registered
		Japan	30-Jun-1994	19-Mar-1997	15-Aug-1997	15-Aug-2007
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Asamura Patent Office		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No,	3159510174		Resp. Office:	IL
	Goods:	Processed vegetables and processed fruit.

EVON’S		3159510271/1	74/088869	07-Apr-1992	1697799	Registered
		United States of America	17-Aug-1990		30-Jun-l992	30-Jun-2012
	Class(es):	29, 30, 31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies, and granola-based snack foods.
31/Unprocessed seeds.

EVON’S (with 3 Trees) Design		3159510263/	74/088864		1697798	Registered
		United States of America	17-Aug-1990	07- Apr- 1992	30-Jun-1992	30-Jun-2012
	Class(es):	29, 30, 31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate Covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies, and granola based snack foods.
31/Unprocessed seeds.

Thursday, July 13, 2006	Trademark List	Page: 5

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/			3099	Registered
		Antigua and Barbuda			28-Dec-1988	27-Dec-2016
	Class(es):	42		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Christian, Lovell, Walwyn & Co.		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511316		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

FISHER		3159510867/	37796		37796	Registered
		Austria	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Benelux	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 6

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	20125		B20125	Registered
		Bermuda	28-Jun-1988		07-May-1990	28-Jun-2009
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Hallett, Whitney & Patton		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510697		Resp. Office:	IL
	Goods:	Snack mix containing primarily of processed fruits and processed nuts.

FISHER		3159510735/	3613		3611	Registered
		Cambodia	14-Sep-1993		23-Nov-1993	14-Sep-2013
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Domnern Somgian & Boonma		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510735		Resp. Office:	II.
	Goods:	Meat, fish, poultry and game: meat extracts; preserved, dried and cooked fruits and vegetables; jellies; jams, fruit sauces; eggs, milk and milk products; edible oils an fats.

FISHER		3159510867/	810018		511757	Registered
		Canada	16-Apr-1996		12-May-l999	12-May-2014
	Class(es):			Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Scott & Aylen		Agent Ref:	TM 40650-1
	Owner Name:	John R. Sanfilippo & Son, Inc.
	Related Case No.	3159511120		Resp. Office:	IL
	Goods:	Snack mix consisting primarily of processed fruits and processed nuts; snack mixes consisting primarily of wheat or rice and also containing processed nuts.

Thursday, July 13, 2006	Trademark List	Page: 7

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Cyprus, Republic of	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Czech Republic	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Denmark	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 8

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/			49810	Registered
		Dominican Republic	25-Jul-1990		16-Oct-1990	16-Oct-2010
	Class(es):	55		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Jorge Mera & Villegas		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510760		Resp. Office:	IL
	Goods:	Assorted nuts.

FISHER		3159510867/	37796		37796	Registered
		Estonia	01-Apr-1996	25-Jul-1998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		European Community	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 9

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Finland	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103/		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		France	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		31595108677/	37796		37796	Registered
		Germany	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 10

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Greece	0l-Apr-1996	25-Jul-1998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	2167		80728	Registered
		Guatemala	06-Apr-1994		23-Jun-l996	23-Jun-20l6
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Saravia y Munoz - Guatemala		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510948		Resp. Office:	IL
Goods:	Meat, fish, poultry and game; meat extracts: preserved, dried and cooked fruits and vegetables; jellies, jams; eggs, milk and milk products; edible oils and fats; salad dressings; preserves; specially shelled, roasted or otherwise processed nuts or peanuts.

FISHER		3159510867/	37796		37796	Registered
		Hungary	0l-Apr-1996	25-Jul-1998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 11

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Ireland	01-Apr-1996	25-Jul-l998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159511286/	105254		105254	Registered
		Israel	15-May-1996		05-Jun-1998	15-May-2017
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Wolff. Bregman and Goller		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Snack mixes consisting primarily of processed fruits and processed nuts.

FISHER		3159511294/	105255		105255	Registered
		Israel	15-May-1996		08-Jun-l998	15-May-20l7
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Wolff. Bregman and Goller		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Snack mixes consisting primarily of wheat-based or rice-based snack foods and also containing processed nuts.

Thursday, July 13, 2006	Trademark List	Page: 12

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Italy	01-Apr-1996	25-Jul-1998	22-Apr-l999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510980/X	88-13628	89-5358	171012	Registered
		Korea. Republic of	31-May-1989		31-May-1989	3l-May-2009
	Class(es):	Int. C1. 29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Kim & Chang		Agent Ref:	TR-885170/HMS
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	29/Shelled, roasted or otherwise processed peanuts, cashews, walnuts, filberts, pecans, almonds, Brazil nuts, sunflower seeds, pistachios, and any mixture thereof.

FISHER		3159510867/	2433		2348	Registered
		Laos	27-Aug-l993		31-May-1994	27-Aug-20l3
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Deacons		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510999		Resp. Office:	IL
	Goods:	All goods in International Class 29.

Thursday, July 13, 2006	Trademark List	Page: 13

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Latvia	01-Apr-1996	25-Jul-l998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Lithuania	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Malta	01-Apr-1996	25-Jul-1998	22-Apr-l999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 14

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/4	701449		908858	Registered
		Mexico	10-Feb-2005		22-Nov-2005	10-Feb-20I5
	Class(es):	31		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Olivares & Cia.		Agent Ref:	05M0307
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511685		Resp. Office:	IL
	Goods:	Unprocessed and unshelled nuts (fruits) and seeds (cereal seeds).

FISHER		3159510867/3	701448		909417	Registered
		Mexico	10-Feb-2005		23-Nov-2005	10-Feb-2015
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Olivares & Cia.		Agent Ref:	05M0306
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511669		Resp. Office:	IL
	Goods:	Chocolate covered nuts.

FISHER		3159510867/2	701450		909418	Registered
		Mexico	10-Feb-2005		23-Nov-2005	10-Feb-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Olivares & Cia.		Agent Ref:	05M0305
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511677		Resp. Office:	IL
	Goods:	Shelled and roasted nuts; snack mixes consisting primarily of processed nuts; processed flavored nuts.

Thursday, July 13, 2006	Trademark List	Page: 15

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Poland	01-Apr-1996	25-Jul-1998	22-Apr-l999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Portugal	01-Apr-1996	25-Jul-l998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	315951 1103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Slovakia	01-Apr-1996	25-Jul-l998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 16

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Slovenia	01-Apr-1996	25-Jul-l998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		31595108677	37796		37796	Registered
		Spain	01-Apr-1996	25-Jul-1998	22-Apr-l999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		31595108677	37796		37796	Registered
		Sweden	0l-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 17

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/2	31761		24852	Registered
		United Arab Emirates	09-Jun-1999		20-Jan-2003	09-Jun-2009
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Saba & Co. - UAE		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son. Inc.
	Related Case No.	3159511332B		Resp. Office:	IL

FISHER		3159510867/	37796		37796	Registered
		United Kingdom	01-Apr-1996	25-Jul-l998	22-Apr-l999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	74/657578		2066173	Registered
		United States of America	17-Mar-1995	11-Mar-1997	03-Jun-1997	03-Jun-2007
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Snack mix containing primarily of processed fruits and processed nuts. 30/Snack mixes consisting primarily of wheat-based or rice-based snak foods and also containing processed nuts.

Thursday, July 13, 2006	Trademark List	Page: 18

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	118202003			Published
		Venezuela	27-Aug-2003	13-Feb-2004
	Class(es):	29		Attomey(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Hoet Pelaez Castillo & Duque		Agent Ref:	01-130678
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511634		Resp. Office:	IL
Goods:	Shelled or roasted nuts: candied flavored and chocolate-covered nuts; snack mix consisting primarily of processed fruits and processed nuts; snack mixes consisting primarily of wheat-based or rice-based snack foods and also containing processed nuts.

FISHER and Design		3159510670/			81/3419	Registered
		Barbados	05-May-1989		25-Jun-1992	25-Jun-20l2
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Carrington & Sealy		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510670		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

FISHER add Design		3159510670/	667037		400851	Registered
		Benelux	03-Jul-1984		17-Jan-l985	03-Jul-2014
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Novagraaf Nederland B.V.		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510689		Resf. Office:	IL
	Goods:	29/Roasted nuts, snacks.
30/Confectionery items, snacks, candy.

Thursday, July 13, 2006	Trademark List	Page: 19

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER and Design		3159510670/	707921		1277980	Registered
		France	04-Jul-1984		04-Jul-1984	3l-Jul-2014
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Cabinet Lavoix		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510786		Resp. Office:	IL
Goods:	Coffee, tea, cocoa, sugar, rice, tapioca, sago, coffee substitutes, flours and preparations made from cereals, bread, pastry and confectionery, edible ices: honey, molasses; yeast, baking powder; salt, mustard, vinegar, sauces (except salad dressing): spices: ice: nuts and roasted nuts, confectionery products, snacks, candy.

FISHER and Design		3159510670/	B74890/30W7		1076622	Registered
		Germany	05-Jul-1984		03-May-1985	31-Jul-20l4
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Boden Oppenhoff		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510921		Resp. Office:	IL
	Goods:	Confectionery, snack foods for immediate consumption, namely corn snacks, popcorn (glazed, carmel or candy-coated), mixtures of popcorn

FISHER and Design		3159510670/2	H4HC0101764		355990	Registered
		Indonesia	16-Jan-l995		16-Dec-1996	16-Jan-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	George Widjojo & Partners		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510956B		Resp. Office:	IL
	Goods:	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams; eggs, milk and other dairy products; preserves, pickles.

Thursday, July 13, 2006	Trademark List	Page: 20

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER and Design		3159510670/			22320	Registered
		Jordan			3l-Oct-1984	31-Oct-20l5
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Saba & Co. - Jordan		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510972		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

FISHER and Design		3159510670/1	44434		81889	Registered
		Lebanon	08-Dec-1999		08-Dec-1999	08-Dec-20l4
	Class(es):	29.30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Saba & Co. - Lebanon		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511006B		Resp. Office:	IL
Goods:	29/ Meat, fish, poultry and game: meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, eggs, milk and other dairy products: edible oils and fats: preserves pickets, roasted nuts.
30/Confectionery items, snack foods, candy.

FISHER and Design		3159510670/	4663		4663	Registered
		Qatar	08-Dec-1984		14-May-l99l	08-Dec-20l4
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Saba & Co. - Qatar		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510808		Resp. Office:	IL
	Goods:	29/Nuts (shelled, roasted or otherwise processed). 30/Confectionary items, snack foods, candy.

Thursday, July 13,2006	Trademark List	Page: 21

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER and Design		3159510670/			14450	Registered
		Saudi Arabia	25-Feb-1985		24-Jun-l986	05-Apr-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	APA - Associated Patent Attorneys		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510816		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

FISHER and Squirrel Design		3159510840/	269694		269694	Registered
		Uruguay	26-Apr-l994		06-Dec-1996	06-Dec-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Fox. Fox & Lapenne		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510840		Resp. Office:	IL
	Goods:	Meat, fish, poulty and game; meat extracts, preserved dried and cooked fruits and vegetables, jellies, jams, eggs, milk and other dairy.

FISHER CRUNCHY BAKED PEANUTS		3159510719/	818353716		818353716	Registered
		Brazil	13-Mar-1995	18-Feb-2003	2-Aug-2003	12-Aug-20l3
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Trench. Rossi E Watanabe Advogados		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510719		Resp. Office:	IL
	Goods:	Shelled, roasted or otherwise processed nuts and snack food.

Thursday, July 13,2006	Trademark List	Page: 22

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER FAVORITES		3159510883/	818353724			Suspended
		Brazil	13-Mar-1995	19-Dec-1995
	Class(es):	29,30,29,40		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Trench. Rossi E Watanabe Advogados		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510727		Resp. Office:	IL
	Goods:	Fruits, greens, vegetables, and cerels (Cl 29.30); fats and edible oils; special protection for shelled, roasted or otherwise processed

FISHER FAVORITES		3159510883/	74/280735		1813891	Registered
		United States of America	29-May-1992	05-Oct-l993	28-Dec-1993	28-Dec-2013
	Class(es):	29,30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Shelled, roasted or otherwise processed nuts.
30/Candied, flavored nuts.

FISHER FUSIONS(Stylized)		3159511715/	78/831201			Pending
		United States of America	07-Mar-2006
	Class(es):	29,30		Attorney(s):	DJS BPO
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Snack mixes consisting primarily of processed nuts and processed fruits.
30/Snack mixes consisting primarily f wheat-based or rice-based snack foods and also containing processed nuts.

Thursday, July 13,2006	Trademark List	Page: 23

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER NUT		3159511030/			035708	Registered
		Panama	11-May-1984		10-Jan-1985	10-Jan-2015
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Arias. Fabrega & Fabrega		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511030		Resp. Office:	IL
	Goods:	Foods, salt, spices, sugar.

FISHER NUTS		3159510700/	022775		62214-C	Registered
		Bolivia	09-Nov-l994		18-Oct-1996	18-Oct-2006
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Rojas. C R & F		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510700		Resp. Office:	IL
	Goods:	All wares in the Class, especially food and food ingredients, particularly shelled and/or baked nuts and nuts processed in any other way.

FISHER NUTS		3159510700/	93392964		160090	Registered
		Colombia	24-Jun-1993		30-Mar-1994	30-Mar-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Castillo Grau & Associates		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510751		Resp. Office:	IL
	Goods:	Meat fish, poultry and game: meat extracts; preserved, dried and cooked fruits and vegetabes; jellies, jams: eggs, milk and milk products.

Thursday, July 13,2006	Trademark List	Page: 24

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER NUTS		3159510700/	50523		3984-95	Registered
		Ecuador	27-Sep-1994		30-NOV-1995	30-Nov-20l5
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Bermeo & Bermeo		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510778		Resp. Office:	IL
	Goods:	All good in the class, especially toasted nuts.

FISHER NUTS		3159510700/	12848-93		275668	Registered
		Paraguay	10-Aug-1993		14-Jun-1994	14-Jun-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Berkemeyer		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511049		Resp. Office:	IL
	Goods:	Meat, fish, poultry and game: meat extracts: preserved, dried and cooked fruits and vegetabes: jellies, jams: eggs, milk and milk products.

FISHER NUTS		3159510700/	251199		012079	Registered
		Peru	22-Sep-I994		29-Dec-1994	29-Dec-20l4
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	BFUDA		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510794		Resp. Office:	IL
	Goods:	All wares in the Class, and its ingredients, shelled roasted nuts and all kind of processed nuts.

Thursday, July 13,2006	Trademark List	Page: 25

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER NUTS		3159510700/	264525		264525	Registered
		Uruguay	09-Aug-1993		07- Apr- 1995	07-Apr-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Fox. Fox & Lapenne		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510859		Resp. Office:	IL
	Goods:	Meat, fish, poultry and game: meat etracts: preserved, dried and cooked fruits and vegetabes: jellies, jams: eggs, milk and milk

FISHER NUTS		3159510700/	1438593			Published
		Venezuela	04-Aug-1993	09-Jan-1995
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	DESPH		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510891		Resp. Office:	IL
	Goods:	Meat, fish, poultry and game: meat extracts: preserved, dried and cooked fruits and vegetables: jellies, jams: compotes: eggs, milk and milk products: edible oils and fats.

fisher,el (Domain Name)		3159510743B/				Registered
		Chile	10-Jul-2002		10-Jul-2002	10-Jul-2008
	Class(es):			Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Harnecker, Estudio		Agent Ref:	338/HRL
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL

Thursday, July 13,2006	Trademark List	Page: 26

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER’S		3159510743 A/X			546917	Registered
		Chile			27-Aug-1999	27-Aug-2009
	Class(es):	Int, Cl, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	Products of the class.

FISHER’S		3159510875/	73/122398		1100900	Registered
		United States of America	11-Apr-1977	06-Jun-1978	29-Aug-1978	29-Aug-2008
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Shelled or roasted nuts.

FLAVOR TREE		3159510522/X	314568		167908	Registered
		Canada	09-Jul-1968		27-Feb-1970	27-Feb-20l5
	Class(es):			Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Osier, Hoskin & Harcourt LLP-Toronto		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	Flour based flavoured snack sticks.

Thursday, July 13, 2006	Trademark List	Page: 27

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FLAVOR TREE		3159510514/	643655		1217070	Registered
		France	27-Oct-1982		27-Oct-1982	27-Oct-2012
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.

				Resp. Office:	IL
	Goods:	30/(Description of goods listed in French, no English translation)

FLAVOR TREE		3159510506/X	36513/87		2155405	Registered
		Japan	02-Apr-l987		3l-Jul-1989	31-Jul-2009
	Class(es):	Int. Cl. 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Asamura Patent Office		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	Confectionery, bread and buns.

FLAVOR TREE		3159510549/2	1271613		B1271613	Registered
		United Kingdom	18-Jul-1986		10-May-l989	18-Jul-2007
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510476		Resp. Office:	IL
	Goods:	Snack foods included in Class 29 in the roll form and made from fruits.

Thursday, July 13, 2006	Trademark List	Page: 28

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FLAVOR TREE		3159510549/1	1001008		B1001008	Registered
		United Kingdom	Ol-Nov-1972		13-Feb-1974	01-Nov-2007
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510484		Resp. Office:	IL
	Goods:	Processed soya beans: foodstuffs in the form of sticks or chips, all made principally of flour and all being flavoured; all prepared

FLAVOR TREE		3159510549/	72/287904		862481	Registered
		United States of America	02-Jan-1968	30-Apr-1968	24-Dec-1968	24-Dec-2008
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Sesame flavored snack sticks containing wheat flour.

FLAVOR TREE and Design		3159510530/	73/338734		1236611	Registered
		United States of America	24-Nov-1981	08-Feb-1983	03-May-l983	03-May-2013
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	A baked snack food product made primarily from wheat flour, vegetable oil, sesame seeds, and other flavorings and coloring ingredients.

Thursday, July 13, 2006	Trademark List	Page: 29

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

GOLDEN ROAST		3159510905/	72/183500		780014	Registered
		United States of America	24-Dec-1963	25-Aug-1964	10-Nov-1964	10-Nov-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Shelled edible nuts.

GOOD FOR U and Design		3159511561A/2	76/976112		2841385	Registered
		United States of America	14-Aug-2001	06-Aug-2002	11-May-2004	11-May-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511561B		Resp. Office:	IL
	Goods:	Shelled and roasted nuts; snack mix consisting primarily of processed nuts; dried fruits; candied nuts; processed flavored nuts.

Miscellaneous Design		3159510930/	3141/84		B3141/84	Registered
		Malaysia	13-Jul-1984		13-Jul-1984	13-Jul-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Drew & Napier LLC — Singapore		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511014		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

Thursday, July 13, 2006	Trademark List	Page: 30

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

Miscellaneous Design		3159510930/			B3564/84	Registered
		Singapore	07-Jul-1984		07-Jul-1984	07-Jul-2011
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Drew & Napier LLC — Singapore		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510824		Resp. Office:	IL
	Goods:	Nuts being shelled, roasted or processed.

Miscellaneous Design		3159510930/			B1221372	Registered
		United Kingdom	22-Jun-1984		15-May-1987	22-Jun-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	HallMark IP Limited		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510930		Resp. Office:	IL
	Goods:	Nuts being shelled, roasted or processed.

NATURE’S NUT MIX		3159511570/1	76/975151		2774066	Registered
		United States of America	14-Aug-2001	19-Feb-2002	14-Oct-2003	14-Oct-2013
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	11570-B		Resp. Office:	IL
	Goods:	Shelled and roasted nuts; snack mix consisting primarily of process nuts; dried fruits; candied nuts; processed flavored nuts.

Thursday, July 13, 2006	Trademark List	Page: 31

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SALAD BUDDIES		3159511650/	78/366824		3002851	Registered
		United States of America	12-Feb-2004	l6-Nov-2004	27-Sep-2005	27-Sep-20l5
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Offlce:	IL
	Goods:	Snack mixes consisting primarily of processed nuts, processed fruits and/or raisins.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Austria	24-Dec-l998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29. 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Offlce:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Benelux	24-Dec-1998	l5-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Offlce:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

c

Thursday, July 13, 2006	Trademark List	Page: 32

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	890747		552435	Registered
		Canada	18-Sep-1998	03-Nov-1999	16-Oct-2001	16-Oct-20l6
	Class(es):			Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Osler, Hoskin & Harcourt LLP-Toronto		Agent Ref:	8933238
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511430		Resp. Office:	IL
	Goods:	Processed nuts and dried fruits, candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies and granola-based snack foods.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Cyprus, Republic of	24-Dec-l998	15-Nov-l999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, com puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Czech Republic	24-Dec-1998	15-Nov-l999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Gods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 33

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Denmark	24-Dec-l998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29. 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Estonia	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. CI. 29. 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	lohn B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processcd nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		European Community	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29. 30		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 34

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Finland	24-Dec-1998	l5-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		France	24-Dec-l998	15-Nov-1999	20-Feb-200l	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Germany	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 35

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Greece	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Hungary	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Ireland	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 36

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Italy	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Latvia	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Lithuania	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 37

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Malta	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Poland	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Portugal	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 38

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Slovakia	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Slovenia	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Spain	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 39

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Sweden	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		United Kingdom	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	76/372223		2662957	Registered
		United States of America	19-Feb-2002	24-Sep-2002	17-Dec-2002	17-Dec-2012
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511448B		Resp. Office:	IL
	Goods:	29/Processed nuts; dried fruits; candied nuts.
30/Candies, chocolate covered nuts, candied fruits, puffed corn snacks, puffed cheese flavored snacks, popped popcorn, pretzels, cookies and granola based snack bars.

Thursday, July 13, 2006	Trademark List	Page: 40

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SUNSHINE COUNTRY		3159511502/X	73/268559		1195301	Registered
		United States of America	30-Jun-1980	08-Sep-1981	11-May-1982	11-May-2012
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	Processed nuts and processed seeds.

TEXAS PRIDE		3159510018/	74/366189		1802211	Registered
		United States of America	09-Mar-1993	10-Aug-1993	02-Nov-1993	02-Nov-2013
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 15		Resp. Office:	IL
	Goods:	Processed nuts and processed edible seeds.

THE HOME ECONOMIST		3159510433/2	73/733047		1523990	Registered
		United States of America	07-Jun-1988	15-Nov-1988	07-Feb-1989	07-Feb-2009
	Class(es):	42		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	10433 B		Resp. Office:	IL
	Goods:	Retail grocery store services featuring bulk sales.

Thursday, July 13, 2006	Trademark List	Page: 41

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

TOM SCOTT		3159510913/	73/362715		1258719	Registered
		United States of America	03-May-1982	30-Aug-1983	11-May-1982	22-Nov-2013
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Roasted nuts.

Thursday, July 13, 2006	Master List	Page: 1
Case Number: 3159510638

Title:	Continuous Preparation Of Non-Aggregated Edible Cores With	Inventor(s):
	Crisp Farinaceous Coatings		Lanner
Client:	John B. Sanfilippo & Son, Inc.		Romanach
Owner:	John Sanfilippo & Company		Hsieh
Disclosure Status:	Filed		Mishkin
Disclosure Date:
Attorney(s):	MPV

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

Canada		PCT	Granted	2155676	10-Feb-1994	2155676	0l-Dec-1998	10-Feb-2014	3159511170
Mexico		ORD	Granted	941219	16-Feb-1994	186094	24-Sep-1997	16-Feb-2014	3159511200

United States of America		ORD	Granted	08/017551	16-Feb-1993	5433961	18-Jul-1995	16-Feb-2013

Thursday, July 13, 2006	Master List	Page: 2
Case Number: 3159510646

Title:	Producing Translucent Amorphous Sugar Coated Edible Nuts And	Inventor(s):
	Seeds		Hsieh
Client:	John B. Sanfilippo & Son, Inc.		Richards
Owner:	John Sanfilippo & Company		Hinkemeyer
Disclosure Status:	Filed		Romanach
Disclosure Date:
Attorney(s):	MPV

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

United States of America	1	CIP	Granted	08/305248	13-Sep-1994	5424085	l3-Jun-1995	13-Sep-2014	10646 B

Thursday, July 13, 2006	Master List	Page: 3
Case Number: 3159510654

Title:	Process Of Making Low Fat Nuts	Inventor(s):
Client:	John B. Sanfilippo & Son, Inc.		Wong
Owner:	John Sanfilippo & Company		Sackenheim
Disclosure Status:	Filed
Disclosure Date:
Attorney(s):	MPV

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

United States of America		ORD	Granted	07/733508	22-July-1991	5164217	17-Nov-1992	22-Jul-2011

Thursday, July 13, 2006	Master List	Page: 4
Case Number: 3159511243

Title:	Coating Unblanched, Raw Nuts	Inventor(s):
Client:	John B. Sanfilippo & Son, Inc.		Hsieh
Owner:	John Sanfilippo & Company		Richards
Disclosure Status:	Filed		Alvarado
Disclosure Date:			Romanach
Attorney(s):	MPV

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

United States of America	1	CIP	Granted	08/131810	05-Oct-1993	5362505	08-Nov-1994	10-Nov-2012	11243 A

Thursday, July 13, 2006	Master List	Page: 5
Case Number: 3159511472

Title:	Des : Snack Food jar	Inventor(s):
Client:	John B. Sanfilippo & Son, Inc.		Arlinghaus
Owner:			Meisner
Disclosure Status:	Filed		Charriez
Disclosure Date:			Millisor
Attorney(s):	MPV		Moreno

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

United States of America		DES	Granted	07/710900	31-May-1991	Des 333268	16-Feb-1993	16-Feb-2007